RESIDENTIAL MORTGAGE FINANCE

COMPUTATIONAL MATERIALS – EXTERNAL USE

$402,783,000

(Approximate)

BAYVIEW FINANCIAL

Mortgage Pass-Through Certificates,

Series 2005-B

Computational Materials

Bayview Financial Securities Company, LLC

Depositor

Wells Fargo Bank, N.A.

Master Servicer

Wachovia Bank, N.A.

Trustee

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Preliminary Term Sheet                                                                            Date Prepared: March 28, 2005

CONTACTS

SYNDICATE:

KEVIN WHITE                          (212) 526-9519

DANIEL COVELLO                                   (212) 526-9519

PAUL TEDESCHI                     (212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:

 MIKE HITZMANN                  (212) 526-5806

 DARIUS HOUSEAL                                  (212) 526-9466

 NICK STIMOLA                      (212) 526-0212

TRADING:

MATT MILLER                         (212) 526-8315

CHARLIE SPERO                     (212) 526-8315

ROSS SHAPIRO                        (212) 526-6870

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE ACTUAL COLLATERAL BALANCES

AS OF MARCH 1, 2005 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED.

ON THE CUT-OFF DATE, WHICH IS MARCH 1, 2005, THE ASSETS OF THE TRUST FUND WILL PRIMARILY CONSIST OF TWO POOLS (EACH A “MORTGAGE POOL”) OF FIRST LIEN, FULLY AMORTIZING AND BALLOON, FIXED AND ADJUSTABLE RATE, MORTGAGE LOANS SECURED BY SINGLE-FAMILY RESIDENTIAL, MULTIFAMILY, COMMERCIAL AND MIXED USE PROPERTIES.

BOND SUMMARY

$402,783,000

(APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)

BAYV 2005-B

Senior / Subordinate REMIC Certificates

Class	Approximate Size ($)	Initial Coupon (1)	Est.WAL (yrs.) Call/Mat (2)	Pmt. Window (Mths.) Call/Mat (2)	Approx. Initial C/E (3)	Approx. Targeted C/E (4)	Legal Final Maturity (5)	Expected Ratings (6) Fitch/Moody’s/S&P
A-IO	(7)	Variable	N/A	1-30/1-30	15.25%	16.40%	09/2007	[AAA/Aaa/AAA]
1-A1	58,470,000	[ ]%	0.74/0.74	1-19/1-19	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
1-A2	22,500,000	[ ]%	2.02/2.02	19-30/19-30	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
1-A3	21,459,000	[ ]%	3.05/3.05	30-48/30-48	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
1-A4	6,627,000	[ ]%	4.44/4.44	48-60/48-60	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
1-A5	13,642,000	[ ]%	7.22/8.72	60-101/60-194	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
1-A6(8)	13,642,000	[ ]%	6.36/6.49	37-101/37-189	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
2-A1	108,286,000	1mL+[ ]%	0.96/0.96	1-26/1-26	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
2-A2	49,169,000	1mL+[ ]%	2.96/2.96	26-51/26-51	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
2-A3	51,361,000	1mL+[ ]%	6.72/7.71	51-101/51-218	15.25%	16.40%	04/2039	[AAA/Aaa/AAA]
M-1	18,327,000	1mL+[ ]%	5.81/6.44	37-101/37-218	10.75%	11.90%	04/2039	[AA/Aa2/AA]
M-2	5,498,000	1mL+[ ]%	5.81/6.44	37-101/37-218	9.40%	10.55%	04/2039	[AA-/Aa3/AA-]
M-3	9,978,000	1mL+[ ]%	5.81/6.44	37-101/37-218	6.95%	8.10%	04/2039	[A/A2/A]
M-4	4,887,000	1mL+[ ]%	5.81/6.44	37-101/37-218	5.75%	6.90%	04/2039	[A-/A3/A-]
B-1	8,145,000	1mL+[ ]%	5.81/6.44	37-101/37-218	3.75%	4.90%	04/2039	[BBB/BBB/Baa2]
B-2	10,792,000	1mL+[ ]%	5.81/6.44	37-101/37-218	1.10%	2.25%	04/2039	[BBB/NR/BBB]
X (9) (10)	Not Offered Hereby							NR
F (9) (11)	Not Offered Hereby							NR
P (9) (12)	Not Offered Hereby							NR
R (9) (13)	Not Offered Hereby							NR

(1)      Each class of Offered Certificates, other than the Class A-IO Certificates, is subject to the applicable Available Funds Cap, as described on page 15.  The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised. The spread on the Pool 2 Senior Certificates, Class M and B Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.  The Class A-IO Certificates will have a coupon as described on page 19.

(2)      The weighted average lives (“WAL”) and Payment Window assume prepayments occur at 21% CPR and the certificates pay on the 28th of each month beginning in April 2005.  The WAL to Call assumes the 10% Optional Call is exercised on the first eligible Distribution Date.  The payment window for the Class A-IO represents distributions of interest only.

(3)      Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the initial O/C amount.  The initial O/C amount on the Closing Date will equal 1.10% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(4)      Assumes Initial O/C of 1.10% has been built to reach the O/C Target.  The O/C Target is 2.25% of Cut-Off Date collateral balance.

(5)      The legal final maturity date (the “Final Scheduled Distribution Date”) was determined by adding one month to the date of the last maturing loan for all certificates except the Class A-IO Certificates.  The Final Scheduled Distribution Date for the Class A-IO Certificates is the 30th Distribution Date.

(6)      Ratings are subject to final rating agency approval.

(7)      The Class A-IO will be entitled to receive payments of interest only based on a variable rate and notional amount.  The class notional amount of the Class A-IO Certificates for each Distribution Date up to the Distribution Date in September 2007 will equal the sum of the Component Notional Amounts of the A-IO(1) and A-IO(2) Components for such date and thereafter will equal zero, as described on page 18.

(8)      The Class 1-A6 Certificates will not receive accelerated payments of principal (the “Non-Accelerating Senior”) to the same extent as the other senior certificates because principal distributions with respect to this class will not be made until the distribution date in April 2008, unless the other Pool 1 Senior Certificates have been retired.

(9)      The Class X, F, P and R Certificates are not offered hereby.

(10)    The Class X Certificate represents the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of principal and interest in respect of the Offered Certificates, the Class F Certificates and the Class P Certificates, as described herein.

(11)    The Class F Certificates are entitled to an amount payable on a monthly basis equal to the Class F Distribution Amount, as described on page 17, based on the Class F Mortgage Loans.

(12)    The Class P Certificates are entitled to all prepayment penalty distributions.

(13)    The Class R Certificate is a non-economic REMIC tax residual.

DEAL OVERVIEW

•            Bayview Financial (“BAYV”), Mortgage Pass-Through Certificates, Series 2005-B is a term mortgage-backed securitization.  On the Closing Date, the Trustee will issue REMIC Certificates.  The mortgage loans will have been sold by Bayview Financial, L.P. and Bayview Financial Property Trust II (each a “Seller”) to Bayview Financial Securities Company, LLC (the “Depositor”).  The Depositor will sell the mortgage loans and other assets to the Trustee.

•            Certificates will represent ownership interests in the assets of the trust fund, which will consist primarily of fixed and adjustable rate, first lien, fully amortizing and balloon, residential, multifamily, commercial and mixed use mortgage loans, as described in detail on page 34.

•            The mortgage loans to be included in the trust fund will be divided into two pools (“Pool 1” and “Pool 2”).  Pool 1 will consist of 100% fixed rate mortgage loans with gross rates greater than 5.00%.  Pool 2 will consist of any fixed rate mortgage loan with a gross rate less than or equal to 5.00% (approximately 6.82%) and all adjustable rate mortgage loans (approximately 93.18%).

•            Distributions of interest and principal on the Senior Certificates identified with a “1-” in their class designation will be primarily based on collections from the Pool 1 mortgage loans.

•            Distributions of interest and principal on the Senior Certificates identified with a “2-” in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

•            Distributions on the Class A-IO Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 (the “Subordinate Certificates”) will be will be based on collections from both mortgage pools.

•            The trust will feature a 10% Optional Call (deal clean up call).  There will not be a 35% auction call.

OFFERED CERTIFICATES

•            The Trustee will issue six classes of fixed rate Certificates: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5 and Class 1-A6 (the “Fixed-Rate Certificates”).  In addition to the Fixed-Rate Certificates, the trust will issue nine classes of one-month LIBOR floating rate Certificates: Class 2-A1, Class 2-A2, Class 2-A3, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 (the “LIBOR Certificates”).  The Class 2-A1, Class 2-A2 and Class 2-A3 (the “Senior LIBOR Certificates”), collectively with the Fixed-Rate Certificates, will be the “Class A Certificates”.

•            In addition to the Fixed-Rate and the LIBOR Certificates, the Trustee will issue one interest-only class, the “Class A-IO” Certificates.  The Class A-IO is a 30-month scheduled interest-only certificate that will not have a class principal balance and will not be entitled to payments of principal.  Interest will accrue on the Class A-IO based on a variable notional amount comprised of two components “A-IO(1)” and “A-IO(2)” that will accrue interest based on variable interest rates, as described herein.  The Class X and Class R are residual classes.  The Class X will be entitled to releases of excess interest, as described on page 24 under Interest Payment Priority and the Class R is a REMIC tax residual.

•            The Class F certificate is entitled to the Class F Distribution Amount.  The Class P certificate is entitled to all prepayment penalty distributions.

•            The Class F, Class A-IO and Class A Certificates are collectively, the “Senior Certificates”.  The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are collectively, the “Subordinate Certificates”.  The Class A-IO, Class A and Subordinate Certificates are the “Offered Certificates”.  The Class X, Class F, Class P, and Class R Certificates will not be offered for sale.

•            In addition the mortgage loans, the assets of the trust fund will include an interest rate cap agreement pursuant to a 10-year schedule whereby the cap provider will be required to make monthly payments to the trust from May 2005 through April 2015 if one-month LIBOR moves above certain specified strike rates, as described on page 16.  The interest rate cap agreement is intended to partially mitigate the amount of basis risk shortfalls experienced by the Fixed-Rate and LIBOR Certificates due to the application of the applicable Available Funds Cap.

CREDIT ENHANCEMENT

•            Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, (3) Reserve Fund and (4) Subordination.  Initial Excess Interest is described on page 33.

•            Realized Losses on the Mortgage Loans will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates.  The balances of the Class A Certificates will not be reduced by Realized Losses.

STRUCTURE

Principal

•   Subordinate Certificates will be locked-out from distributions of principal for the earlier of (1) the first three years and (2) when the Class A Certificates have been reduced to zero.

•   On or after the Stepdown Date, provided a Trigger Event (as described on page 11) is not in effect, principal will be distributed to the Class A and Subordinate Certificates pro rata, as described on page 22, in reduction of their respective Class principal balances to the Targeted Overcollateralization Amount for that Distribution Date until reduced to zero.

Interest

•   Each class of Pool 1 Senior Certificates will accrue interest at a fixed rate, subject to the Pool 1 Senior Available Funds Cap.  Each class of Pool 2 Senior Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Pool 2 Senior Available Funds Cap.

•   Each class of Subordinate Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Subordinate Available Funds Cap.

•   The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

•   The spread on the Pool 2 Senior Certificates, Class M and B Certificates (i.e.: the LIBOR Certificates) will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

•   Basis risk shortfalls will be paid on future distribution dates with interest on unpaid interest, to the extent of funds available.

Subordination of Class M and B Certificates

Priority of	Class A-IO and Class A(1)	Order of Loss
Payment	Initial Enhancement Pct. (15.25%)	Allocation
Class M-1
Initial Enhancement Pct. (10.75%)
Class M-2
	Initial Enhancement Pct. (9.40%)	Classes M-1, M-2, M-3, M-4, B-1
The initial Enhancement Percentage	Class M-3	and B-2 are subject to a lock-out
is the Enhancement Percentage (as	Initial Enhancement Pct. (6.95%)	period until the Stepdown Date
defined on page 12), which includes	Class M-4	with respect to principal
the initial O/C Amount of	Initial Enhancement Pct. (5.75%)	Payments
Approximately $4,484,988 or 1.10%	Class B-1
of the Cut-off Date balance.	Initial Enhancement Pct. (3.75%)
Class B-2
On or after the Stepdown Date	Initial Enhancement Pct. (1.10%)
(provided a Trigger Event is NOT in
effect) O/C will step-down to 2x	Overcollateralization
Target O/C (4.50% of current	Initial upfront (1.10%)
collateral balance), subject to an O/C	Target (2.25%)
floor of 0.50% of the Cut-off Date
Collateral balance.

(1) The Interest-Only Class (Class A-IO) is not entitled to distributions of principal.  Class A-IO and Class A Certificates share preferential right to receive interest over the Subordinate Certificates as described under “Interest Payment Priority” on page 23.

SUMMARY OF TERMS

Issuer:                                               Bayview Financial (“BAYV”), Mortgage Pass-Through Certificates,

Series 2005-B

Offered Certificates:                         Class A-IO, 1-A1, 1-A2, 1-A3, 1-A4, 1-A5, 1-A6, 2-A1, 2-A2, 2-A3, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates are the “Offered Certificates”.  In addition to the Offered Certificates, the trust fund will issue the Class F, Class X, Class P and Class R.

Senior Certificates:             Class F, Class A-IO and Class A Certificates.

                                                          Subordinate Certificates:   Class M-1, Class M-2, Class M-3, Class M-4,

Class B-1 and Class B-2.

                                                          Fixed-Rate Certificates:     Class 1-A1, 1-A2, 1-A3, 1-A4, 1-A5 and 1-A6.

Non-Accelerated  Senior:   Class 1-A6.

                             LIBOR Certificates:           Class 2-A1, 2-A2, 2-A3, and the Subordinate Certificates.

                                                          Interest-Only Certificates:                Class A-IO.

                                                          Senior LIBOR Certificates: Class 2-A1, 2-A2 and 2-A3

Lead Underwriter:                            Lehman Brothers Inc.

Co-Underwriters:                              Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner &

Smith Incorporated.

Seller:                                                Bayview Financial, L.P.

Revolving Trust Seller:                    Bayview Financial Property Trust II

Depositor:                                         Bayview Financial Securities Company, LLC

Trustee:                                             Wachovia Bank, N.A.

Master Servicer:                               Wells Fargo Bank, N.A. (the “Master Servicer”)

Servicers:                                          M & T Mortgage Corporation, Bayview Loan Servicing, LLC, and others to be determined.

Servicing Advances:                         The Servicers are required under the servicing agreements to advance delinquent payments of principal and interest on all Mortgage Loans in the trust, to the extent that such advances are expected to be ultimately recoverable from the related Mortgage Loan.

Custodian:                                         Wachovia Bank, National Association

Statistical Calculation Date:             March 1, 2005

Cut-off Date:                                     March 1, 2005

Expected Pricing Date:                     On or about [March 28, 2005]

Expected Closing Date:                    On or about [April 8, 2005]

Pricing Prepayment Speed:              21% constant prepayment rate (“CPR”)

Distribution Date:                             28th day of each month (or the next business day), commencing in April 2005.

Net Mortgage Rate:                          The Net Mortgage Rate with respect to each Mortgage Loan will equal the Mortgage Rate thereon, minus the Aggregate Fee.

Servicing Fee:                                   Approximately [0.869%] per annum on the aggregate principal balance of the mortgage loans, payable monthly.

Master Servicing Fee:                       [0.0150]% per annum of the collateral balance

Trustee Fee:                                      [0.0050]% per annum of the collateral balance

Custodian Fee:                                  [0.0025]% per annum of the collateral balance

Aggregate Fee:                                  The “Aggregate Fee” for each Mortgage Loan is the sum of the applicable Servicing Fee, the Master Servicing Fee, the Trustee Fee, the Custodian Fee and the rate of any lender-paid primary mortgage insurance (if any).

Record Date:                                     The “Record Date” for each of the Fixed-Rate Certificates for any Distribution Date will be the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.  The ‘‘Record Date” for the Class A-IO and the LIBOR Certificates for any Distribution Date will be the close of business on the Business Day immediately preceding such Distribution Date.  In the case of the first distribution date the Record Date will be the Closing Date for all Offered Certificates.

Day Count:                                        Interest will accrue on the LIBOR Certificates on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period; interest will accrue on the Fixed-Rate Certificates and the Class A-IO Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Delay Days:                                      0 days for the Class A-IO and LIBOR Certificates, 27 days for the Fixed-Rate Certificates

Accrual Period:                                 Interest on the Class A-IO and LIBOR Certificates accrues from the last Distribution Date (or in the case of the first Distribution Date, the Closing Date) through the day preceding the current Distribution Date.  Interest on the Fixed-Rate Certificates will accrue for each Distribution Date for the period consisting of the calendar month immediately preceding such Distribution Date.

Accrued Interest:                              The Class A-IO and LIBOR Certificates will settle flat. The Fixed-Rate Certificates will settle with 37 days of accrued interest.

Due Period:                                       With respect to any Distribution Date is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:                          With respect to any Distribution Date is the immediately preceding calendar month (or, in certain cases, such other period as is specified in the applicable servicing agreement).

LIBOR Index:                                   LIBOR will be determined on the second business immediately prior to the commencement of the applicable Accrual Period.  The LIBOR rate will be equal to the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 AM, London time, on such LIBOR determination date.

Registration:                                     The Offered Certificates will be available in book-entry form through DTC.

Minimum Denominations:               LIBOR and Fixed-Rate Certificates: Minimum of $25,000, and multiples of $1 in excess thereof.  Class A-IO Certificates: Minimum of $1,000,000 and multiples of $1 in excess thereof.

Clearing:                                           DTC, Euroclear or Clearstream

SMMEA Eligibility:                         The offered Certificates will not be "mortgage-related securities" for purposes of

SMMEA.

ERISA  Eligibility:                           As of the Closing Date, the Senior Certificates (except for the Class F Certificates) will be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code of 1986,as amended, subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Certificates.  The Subordinate Certificates will not be ERISA eligible.

Tax Status:                                        For federal income tax purposes, multiple elections will be made to treat specified portions of the Trust Fund as  “real estate mortgage investment conduits” (each, a “REMIC”).

10% Optional Call:                           On the first Distribution Date after the current collateral balance is less than 10% of the Cut-Off Date collateral balance (the “Optional Call Date”), the holder of the Class X Certificate and the Master Servicer will, as provided in the Pooling and Servicing Agreement, have the option to purchase the Mortgage Loans and all other property of the Trust Fund at a price equal to the sum of (a) the greater of (1) the aggregate unpaid principal balance of the Mortgage Loans and (2) the fair market value of the Mortgage Loans without regard to accrued interest, (b) interest accrued and unpaid on the Mortgage Loans, (c) any unpaid servicing advances with respect to the Mortgage Loans and (d) the fair market value of all other property of the Trust Fund.

Coupon Step Up:                              The margin on the LIBOR Certificates will increase to 1.5x their margin on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

Mortgage Loans:                               The mortgage loans included in the trust fund will consist of fixed rate and adjustable rate, first lien, mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Statistical Calculation Date of $407,267,988.15.

•    $177,652,910.52 principal balance of fixed rate mortgage loans (43.62%).

•    $229,615,077.63 principal balance of adjustable rate mortgage loans (56.38%).

Approximately 0.10% of the aggregate principal balance of the mortgage loans as of the Statistical Calculation Date will be covered by primary mortgage insurance.

The mortgage loans will be divided into two pools (“Pool 1” and “Pool 2”).  Pool 1 will consist entirely of fixed rate mortgage loans with gross rates greater than 5.00% (the “Pool 1 Mortgage Loans”).  Pool 2 will consist of any fixed rate mortgage loan with a gross rate less that or equal to 5.00% (approximately 6.82%) and all adjustable rate mortgage loans (approximately 93.18%) (the “Pool 2 Mortgage Loans”).

Credit Enhancements:

1.     Excess interest

2.     Overcollateralization (“O/C”)

3.     Reserve Fund

4.     Subordination

Excess Interest:                                 The mortgage loans included in the trust fund will accrue interest each month which, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the certificates and the Aggregate Fees and expenses of the trust fund.

This "Excess Interest'' received on the mortgage loans each month, together with any available amounts under the interest rate cap agreement and not otherwise allocated, will be available to absorb realized losses on the mortgage loans and to increase and maintain O/C to required levels.

For every Distribution Date, Excess Interest will be applied as principal on each Distribution Date in reduction of the Class Principal Balances of the Fixed-Rate and LIBOR Certificates to build and maintain the O/C Amount, as described herein.  The amount of Excess Interest will vary over time based on the prepayment and default experience of the Mortgage Loans, whether the Servicer advances on delinquent Mortgage Loans (including any Mortgage Loans that become non-performing Mortgage Loans), and variations in the underlying indices on the adjustable rate Mortgage Loans.

Excess Cashflow:                              On each Distribution Date, the sum of (1) Excess Interest, (2) the Overcollateralization Release Amount and (3) any amounts remaining after distribution of the Principal Distribution Amount.

Overcollateralization:                       On the Closing Date, the total principal balance of the mortgage loans is expected to exceed the total principal balance of the Fixed-Rate and LIBOR Certificates by approximately $4,484,988 or approximately 1.10% of the Cut-Off Date collateral balance. This condition is referred to as "Overcollateralization” or “O/C”.

Excess Interest will be used to reduce the principal balances of the Offered Certificates in order to reduce the total principal balance of the Offered Certificates to the Target O/C Amount, as described below.

Target O/C Amount:                        The “Target O/C Amount” or “O/C Target” with respect to any Distribution Date prior to the Stepdown Date is equal to 2.25% of the Cut-Off Date collateral balance.  On or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, the O/C Target is equal to the greater of (i) 4.50% of the then current collateral balance and (ii) 0.50% of the Cut-Off Date collateral balance (the “OC Floor”).  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the O/C Target will be equal to the O/C Target for the immediately preceding Distribution Date.

O/C Release Amount:                       The O/C Release Amount with respect to any Distribution Date will be equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (i) the O/C Amount for such date, assuming that 100% of the Principal Remittance Amount for such date is applied on such date to distribution of principal on the Fixed-Rate and LIBOR Certificates, exceeds (ii) the Target O/C Amount for such date.

O/C Amount:                                    The O/C Amount with respect to any Distribution Date will be equal to the amount, if any, by which (x) the collateral balance for such date exceeds (y) the aggregate Class Principal Balance of the Fixed-Rate and LIBOR Certificates after giving effect to distributions on such Distribution Date.

Trigger Event:                                   A “Trigger Event” will be in effect for any Distribution Date if any of the following 3 events (each as described below) has occurred with respect to that Distribution Date:

1.     Delinquency Event;

2.     Cumulative Loss Trigger Event;

3.     Subordination Trigger Event.

Delinquency Event:                          A "Delinquency Event'' will have occurred with respect to any Distribution Date if the 60-Day Delinquency Rate as of the last day of the immediately preceding calendar month exceeds 14.00%.

60-Day Delinquency Rate:               The "60-Day Delinquency Rate'' for any Due Period will be the fraction, expressed as a percentage, (a) the numerator of which is the total outstanding principal balance of all mortgage loans 60 days or more delinquent, all mortgage loans in foreclosure and all mortgage loans relating to REO Property as of the close of business on the last day of that Due Period and (b) the denominator of which is the mortgage pool balance on the last day of that Due Period.

Cumulative Loss Trigger Event:      A "Cumulative Loss Trigger Event'' will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (1) the total amount of cumulative realized losses incurred on the mortgage loans from the Cut-Off Date through the last day of the related Due Period by (2) the Cut-Off Date Balance, exceeds the applicable percentages set forth below for that Distribution Date:

Distribution Date	Loss Percentage
April 2008 through March 2009 (Distribution Dates 37 to 48)	[2.20% for the first month, plus an additional 1/12th of 0.55% for each month thereafter.]
April 2009 through March 2010 (Distribution Dates 49 to 60)	[2.75% for the first month, plus an additional 1/12th of 0.36% for each month thereafter.]
April 2010 through March 2011 (Distribution Dates 61 to 72)	[3.11% for the first month, plus an additional 1/12th of 0.14% for each month thereafter.]
April 2011, and thereafter (Distribution Dates 73+)	[3.25%]

Subordination Trigger Event:           A "Subordination Trigger Event'' will have occurred with respect to any  Distribution Date if the Enhancement Percentage for any class of Certificates becomes less than the applicable percentage set forth below:

Class	Enhancement Pct (%)
A	32.80%
M-1	23.80%
M-2	21.10%
M-3	16.20%
M-4	13.80%
B-1	9.80%
B-2	4.50%

Enhancement Percentage:                 The "Enhancement Percentage'' for each class of Fixed-Rate and LIBOR Certificates for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of (1) the total Class Principal Balance of the Subordinate Certificates that are lower in priority of distribution than that class, (2) the O/C Amount (which will generally not be less than zero and will be calculated on the basis of the assumption that the Principal Distribution Amount has been distributed on that Distribution Date and no Trigger Event has occurred), and (3) amounts on deposit in the Reserve Fund after giving effect to withdrawals therefrom on that date, and the denominator of which is the aggregate principal balance of the mortgage loans.

Stepdown Date:                                The "Stepdown Date'' is the latest to occur of:

1.     the Distribution Date in April 2008 (37th Distribution Date);

2.     the first Distribution Date on which the aggregate principal balance is less than or equal to 50.00% of the Cut-off Date collateral balance; and

3.     the Enhancement Percentage for each class of Certificates equals or exceeds 200% the applicable target enhancement percentage set forth below:

	Target	200% Target
Class	Enhancement (1) Pct (%)	Enhancement Pct (%)
A	16.40%	32.80%
M-1	11.90%	23.80%
M-2	10.55%	21.10%
M-3	8.10%	16.20%
M-4	6.90%	13.80%
B-1	4.90%	9.80%
B-2	2.25%	4.50%

(1)   As described under “Targeted C/E” on page 3, which assumes O/C has built to the O/C Target of 2.25% of the Cut-Off Date collateral balance.  Initial credit support for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the O/C Target.  The O/C amount on the Closing Date will equal approximately 1.10% of the Cut-Off Date collateral balance.

Reserve Fund Requirement:             The Reserve Fund Requirement for any Distribution Date will be an amount equal to the greater of (1) zero and (2) the Target O/C Amount for that date minus the O/C Amount for that date.

Reserve Fund:                                   A Reserve Fund will be created for the benefit of the Fixed-Rate and LIBOR Certificateholders that will be funded by interest rate cap payments received under the Cap Agreement, as defined herein.

Priority of Funding the Reserve Fund

The Reserve Fund will be funded by interest rate cap payments received under the Cap Agreement for each Distribution Date falling in May 2005 through April 2015.  On a monthly basis, interest rate cap payments received under the Cap Agreement will be paid as follows:

1.     To pay any Current Interest Shortfalls on the Fixed-Rate and LIBOR Certificates;

2.     To pay any current period Realized Losses;

3.     To pay any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls on the Fixed-Rate and LIBOR Certificates;

4.     To pay any Deferred Principal Amounts to the Subordinate Certificates;

5.     To pay the Reserve Fund any remaining amounts up to the Reserve Fund Requirement, as defined below; and

6.     To pay any remaining amounts to the holder of the Class X Certificate.

After the Distribution Date in April 2015 (the 121st Distribution Date) the Cap Agreement expires and the Reserve Fund will only be available to the Fixed-Rate and LIBOR Certificateholders to the extent there is a remaining balance in the Reserve Fund

On a monthly basis, amounts on deposit in the Reserve Fund will be available to absorb portfolio losses.  The amount of losses on the mortgage loans to the extent these losses exceed (1) Excess Interest, (2) Overcollateralization, and (3) any amounts on deposit in Reserve Fund, will be applied to reduce the principal balance of the subordinate class of Offered Certificates still outstanding that has the lowest priority, until the principal balance of that class has been reduced to zero.

The source of funds on deposit in the Reserve Fund will be limited to (1) an initial deposit of $1,000 by the Seller, (2) Excess Cashflow that would otherwise be distributed to the Class X Certificateholder and (3) any amounts received under the Cap Agreement for the related Distribution Date.

Subordination of Payments:             Payments of interest and principal (as applicable) will be made to holders of class F Certificates and each class of Offered Certificates before payments are made to the holders of the Class X and Class R Certificates.  In addition, Senior Certificates will have a payment priority as a group over other certificates. The Class M-1 Certificates will have a payment priority over the Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates; the Class M-2 Certificates will have a payment priority over the Class M-3, Class M-4, Class B-1 and Class B-2 Certificates; the Class M-3 Certificates will have a payment priority over the Class M-4, Class B-1 and Class B-2 Certificates;  the Class M-4 Certificates will have a payment priority over the Class B-1 and Class B-2 Certificates; and the Class B-1 Certificates will have a payment priority over the Class B-2 Certificates.    Each class of Offered Certificates will have a payment priority over the Class X and Class R Certificates.

Principal Distribution Amount:        The Principal Distribution Amount with respect to any Distribution Date will be equal the Principal Remittance Amount for such date minus the O/C Release Amount, if any, for such date.

Principal Remittance Amount:         Principal Remittance Amount with respect to any Distribution Date will be equal, in general, to the sum of (i) all principal collected (other than payaheads) or advanced or otherwise remitted in respect of Monthly Payments on the Mortgage Loans during the related Due Period, (ii) all prepayments in full or in part received during the applicable Prepayment Period, (iii) the portion of the purchase price allocable to principal of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Amount allocable to principal paid during the related Prepayment Period, and (v) all Net Liquidation Proceeds and any other recoveries collected and remittances made during the related Prepayment Period, to the extent allocable to principal, as reduced in each case, as provided in the Pooling and Servicing Agreement, by unreimbursed Advances, to the extent allocable to principal and other amounts due to the Master Servicer, the Servicers or the Trustee and not reimbursed from the Interest Remittance Amount for such Distribution Date.

Interest Remittance Amount:            The Interest Remittance Amount for any Distribution Date will equal, in general, to the extent provided in the pooling and servicing agreement and the servicing agreements, (a) the sum of (1) all interest collected (other than payaheads) or advanced or otherwise remitted in respect of monthly payments on the Mortgage Loans during the related Due Period, less (x) the Master Servicing Fee, the applicable Servicing Fee and the rate of any lender-paid primary mortgage insurance (if any) and (y) unreimbursed advances and other amounts due to the Master Servicer, the Servicers or the Trustee (other than the Trustee Fee) for such Mortgage Loans, to the extent allocable to interest, (2) all compensating interest paid by the applicable Servicer with respect to the related Prepayment Period, (3) the portion of the purchase price allocable to interest (less unreimbursed advances, to the extent allocable to interest, and other amounts due the Master Servicer, the Servicers or the Trustee, to the extent allocable to interest) of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period due to a breach of a representation or a warranty or a document defect, (4) the portion of any Substitution Amount paid during the related Prepayment Period allocable to interest, (5) all Net Liquidation Proceeds and any other  recoveries collected and remittances made during the related prepayment period, to the extent allocable to interest, less unreimbursed Advances, to the extent allocable to interest, and other amounts due to the Master Servicer, the Servicers or the Trustee, and (6) certain other amounts as provided in the Pooling and Servicing Agreement, as reduced by (b) any other expenses reimbursable to the Trustee.

Prepayment premiums and yield maintenance payments paid by borrowers will not be included in the Interest Remittance Amount and will not be available to pay interest on the Offered Certificates or be included in Excess Interest.

Current Interest:                                Current Interest for any class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Balance or Class Notional Amount of that Class.

Carryforward Interest:                      Carryforward Interest with respect to each class of Offered Certificates, will equal, with respect to any Distribution Date, the amount, if any, by which (i) the sum of (x) Current Interest for such class for the immediately preceding Distribution Date and (y) any unpaid Carryforward Interest from previous Distribution Dates exceeds (ii) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date.

Compensating Interest:                     No servicer or other party to the transaction will be required to make any payment in respect of prepayment interest shortfalls with respect to prepayments in part.  The servicers maintain the responsibility to make payments of Prepayment Interest Shortfalls for prepayment in full.  Any such payment by a Servicer is referred to herein as "Compensating Interest'' and is limited, in certain cases.  Any prepayment interest shortfalls not covered by Compensating Interest ("Net Prepayment Interest Shortfalls'') will reduce the Interest Remittance Amount available for distribution on the related Distribution Date.

Pool 1 Senior

Available Funds Cap:                       The "Pool 1 Senior Available Funds Cap,'' expressed as a percentage, will equal, for any Distribution Date and the Fixed-Rate Certificates, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 1 Mortgage Loans at the applicable Net Mortgage Rates, minus (b) interest accrued on the Class A-IO(1) Component for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Fixed-Rate Certificates immediately prior to that Distribution Date, multiplied by (B) 12.

Pool 2 Senior

Available Funds Cap:                       The "Pool 2 Senior Available Funds Cap,'' expressed as a percentage, will equal, for any Distribution Date and the Senior LIBOR Certificates, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 2 Mortgage Loans at the applicable Net Mortgage Rates, minus (b) the sum of the interest accrued on the Class A-IO(2) Component and the Class F Distribution Amount, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Senior LIBOR Certificates immediately prior to that Distribution Date, multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

Subordinate Available

Funds Cap:                                        The "Subordinate Available Funds Cap,'' expressed as a percentage, will equal, for any Distribution Date and each class of Subordinate Certificates, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all Mortgage Loans at the applicable Net Mortgage Rates minus (b) the total of interest accrued for the related Accrual Period on the Senior Certificates, divided by (2) the aggregate Class Principal Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates immediately prior to that Distribution Date multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

Basis Risk Shortfall:                         To the extent that, for any Distribution Date, (a) the amount of interest payable to a class of certificates exceeds (b) the amount of interest accrued at its applicable Available Funds Cap (such excess, a “Basis Risk Shortfall”), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate (calculated without regard to the applicable Available Funds Cap), before the Class X and Class R Certificates are entitled to any distributions.

Cap Agreement:                                The Fixed-Rate and LIBOR Certificate holders will benefit from a series of interest rate cap payments pursuant to a cap agreement (the “Cap Agreement”), which is intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on the Fixed-Rate and LIBOR Certificates and the weighted average coupon of the fixed rate Mortgage Loans.

                                                          Cap Notional Balance

On each Distribution Date, payments under the Cap Agreement will be made based upon a notional balance (the “Cap Notional Balance”) equal to an amount initially equal to the sum of the aggregate principal balance of (i) approximately 16% of the Pool 1 Mortgage Loans, (ii) the Pool 2 Fixed-Rate Mortgage Loans and  (iii) any Pool 2 Adjustable Rate Mortgage loan that as of the Cut-Off Date has a months to roll greater than four years (the “Long ARMs”), which will decline each month on the basis of assumed prepayments of principal at a rate no greater than 18% CPR and the assumption that no defaults or losses occur.

The Cap Agreement will have a strike rate pursuant to the following 10-year schedule:

Distribution Date	Strike Rate	Cap Ceiling
May 2005 through April 2008 (Distribution Dates 2 to 37)	4.50%	N/A
May 2008 through April 2013 (Distribution Dates 38 to 97)	6.50%	11.50%
May 2013 through April 2015 (Distribution Dates 98 to 121)	8.50%	11.50%

During the first three years following the Closing Date, the Offered Certificates will have some protection against any increases in LIBOR greater than the initial strike rate.  Any movement in LIBOR between the initial strike rate + 2% will not be covered under the Cap Agreement after the 37th Distribution Date.  Beginning on the 38th Distribution Date the Trust will have some protection for the next five years against any increases in LIBOR between the initial strike rate + 2% and the initial strike rate + 7%.  This will represent a 500 basis point corridor of coverage.  Any movement in LIBOR between the initial strike rate + 4% will not be covered under the Cap Agreement after the 97th Distribution Date. Beginning on the 98th Distribution Date the Trust will have some protection for the next two years against any increases in LIBOR between the initial strike rate + 4% and the initial strike rate + 7%.  This will represent a 300 basis point corridor of coverage.

After the 121st Distribution Date the Cap Agreement expires.

Excess Cap Amount

To the extent that the notional balance of the Cap Agreement exceeds the aggregate balance of the Fixed-Rate and LIBOR Certificates, the amount payable under the Cap Agreement in respect of such excess may not be available to the holders of the Offered Certificates.

Class F Mortgage Loans:                  For each Distribution Date through the Distribution Date in March 2009 (48th Distribution Date) the “Class F Mortgage Loans” will consist of the fixed rate Mortgage Loans with gross rates less than 5% and the Long ARMs.

The amount payable by the Trustee to the Class F Certificates on any Distribution Date will reduce amounts that would otherwise be available for distribution to holders of the Class A-IO and LIBOR Certificates.

Following the Distribution Date in March 2009 (48th Distribution Date) the Class F Certificates will no longer be entitled to distributions of any kind.

Class F Distribution Amount:           The "Class F Distribution Amount'' will equal (1) for any Distribution Date through March  2009, (a) the per annum rate equal to the excess, if any, of (i) the lesser of 4.50% and the Class F Mortgage Loan Net WAC over (ii) LIBOR for that date, multiplied by (b) a fraction, expressed as a percentage, the numerator of which is the actual number days in the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first period) and ending on the day immediately preceding such Distribution Date, and the denominator of which is 360, multiplied by (c) the total principal balance of the Class F Mortgage Loans as of the first day of the related Due Period and (2) for any Distribution Date thereafter, zero. After the Distribution Date in March 2009, the Class F Certificates will no longer be entitled to receive distributions of any kind.

With respect to each Distribution Date and the Class F Certificates, to the extent that the Class F Distribution Amount is limited by application of the Class F Mortgage Loan Net WAC (the amount of such limitation, a "Class F Shortfall''), that class will be entitled to the amount of the Class F Shortfall or Unpaid Class F Shortfall from Excess Cashflow for the related Distribution Date before the holders of the LIBOR Certificates and the Class X and Class R Certificates are entitled to any such distributions.

Adjusted Class F Rate:                     The "Adjusted Class F Rate,'' expressed as a percentage, will equal (1) for any Distribution Date through March  2009, (a) the Class F Distribution Amount for that date divided by (b) the total principal balance of the Class F Mortgage Loans as of the start of the related Due Period multiplied by (c) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period and (2) for any Distribution Date thereafter, zero.

Adjusted Net WAC:                         The "Adjusted Net WAC'' will equal, for any Distribution Date, the weighted average (by Principal Balance) of the (1) the weighted average (by Principal Balance) of the Net Mortgage Rates of the Class F Mortgage Loans minus the Adjusted Class F Rate for that date and (ii) the weighted average (by Principal Balance) of the Net Mortgage Rate of the Pool 2 Mortgage Loans other than the Class F Mortgage Loans.

Interest-Only Class:                          The Class A-IO Certificates are “Interest-Only” Senior Certificates that accrue interest based on their component notional amounts (“Component Notional Amounts”) as described below.  The amount payable by the Trustee to the Class A-IO Certificates on any Distribution Date will reduce amounts that would otherwise be available for distribution to holders of the Class A and the Subordinate Certificates.

Class A-IO Components:                  Solely for the purpose of determining distributions of interest on the Class A-IO Certificates from each Mortgage Pool, the Class A-IO Certificates will be comprised of two components, the ‘‘A-IO(1) Component’’ relating to Pool 1 and the ‘‘A-IO(2) Component’’ relating to Pool 2. The ‘‘Class Notional Amount’’ of the Class A-IO Certificates as of any Distribution Date will equal the sum of the A-IO(1) and A-IO(2) Component Notional Amounts. On each Distribution Date occurring during the periods set forth below, the A-IO(1) Component and the A-IO(2) Component will have the following scheduled notional amounts and accrue interest on the following interest rates:

	A-IO(1)		A-IO(2)		A-IO
Dist Date	notional ($)	rate	notional ($)	rate	notional ($)	wtd. avg rate
1	122,237,155.31	1.8866%	124,858,783.48	3.5000%	247,095,938.79	2.7019%
2	116,063,319.45	2.0666%	118,552,536.97	3.5000%	234,615,856.42	2.7909%
3	110,201,153.67	2.1433%	112,564,644.95	3.5000%	222,765,798.62	2.8288%
4	104,633,798.02	2.5405%	106,877,885.90	3.5000%	211,511,683.92	3.0253%
5	99,347,082.07	1.4193%	101,477,785.36	3.5000%	200,824,867.43	2.4707%
6	94,326,862.16	1.3216%	96,349,896.53	3.5000%	190,676,758.69	2.4224%
7	89,558,504.31	1.5523%	91,479,271.37	3.5000%	181,037,775.68	2.5365%
8	85,027,395.18	1.4768%	86,850,983.24	3.5000%	171,878,378.42	2.4991%
9	80,724,850.75	1.1522%	82,456,161.86	3.5000%	163,181,012.61	2.3386%
10	76,639,267.76	1.4392%	78,282,955.10	3.5000%	154,922,222.86	2.4805%
11	72,759,534.94	1.5414%	74,320,013.40	3.5000%	147,079,548.34	2.5311%
12	69,075,315.63	3.4745%	70,556,778.41	3.5000%	139,632,094.04	3.4874%
13	65,576,856.80	2.8153%	66,983,287.89	3.9375%	132,560,144.69	3.3824%
14	61,826,821.88	2.0835%	63,590,241.21	3.9375%	125,417,063.09	3.0235%
15	57,438,753.43	1.6329%	60,368,355.10	3.9375%	117,807,108.53	2.8139%
16	53,361,520.26	2.9137%	57,308,636.33	3.9375%	110,670,156.59	3.4439%
17	49,573,141.19	2.9254%	54,403,479.00	3.9375%	103,976,620.19	3.4550%
18	46,053,187.13	3.2112%	51,645,015.71	3.9375%	97,698,202.84	3.5951%
19	42,782,671.68	3.9451%	49,025,668.64	3.9375%	91,808,340.32	3.9410%
20	39,743,949.35	2.9901%	46,538,693.98	3.9375%	86,282,643.33	3.5011%
21	36,920,621.01	5.3704%	44,177,361.28	3.9375%	81,097,982.29	4.5898%
22	34,297,445.93	4.7140%	41,935,221.21	3.9375%	76,232,667.14	4.2869%
23	31,860,260.13	4.8170%	39,806,110.49	3.9375%	71,666,370.62	4.3285%
24	29,595,900.34	4.9220%	37,784,698.47	3.9375%	67,380,598.81	4.3699%
25	27,492,133.49	5.0300%	35,865,661.67	3.9375%	63,357,795.16	4.4116%
26	25,537,590.94	5.1390%	34,043,412.83	3.9375%	59,581,003.77	4.4525%
27	23,721,707.61	5.1760%	31,848,281.19	3.9375%	55,569,988.80	4.4662%
28	22,034,665.18	5.1750%	29,576,667.86	3.9375%	51,611,333.04	4.4658%
29	20,467,339.42	5.1740%	27,465,599.29	3.9375%	47,932,938.71	4.4655%
30	19,011,251.18	5.1720%	25,503,672.44	3.9375%	44,514,923.62	4.4647%
thereafter	0.00	0.0000%	0.00	0.0000%	0.00	0.0000%

Class A-IO Notional Amount:          The class notional amount of the Class A-IO Certificates for each Distribution Date up to the Distribution Date in September 2007 will equal the sum of the Component Notional Amounts of the A-IO(1) and A-IO(2) Components for such date and thereafter will equal zero.

The Component Notional Amount of the Class A-IO(1) Component will be equal to  the lesser of (i) the Pool Balance for Pool 1 and (ii) the scheduled notional amount identified in the table above.  The Component Notional Amount of the Class A-IO(2) Component will be equal to the lesser of (i) the Pool Balance for Pool 2 and (ii) the scheduled notional amount identified in the table above.

The holder of a Class A-IO Certificate will not have a severable interest in any component, but rather will have an undivided interest in the entire related class. Any amount of interest distributed in respect of any component for a Class A-IO Certificate will be distributed proportionately to all holders of Certificates of such class.

Interest Rates:                                   The "Interest Rate'' for each class of Certificates (other than the Class F, Class X, Class P and Class R Certificates) will be the applicable per annum rate as described on page 20 under “Offered Certificate Interest Rates”.

•   The Class F will be entitled to the “Class F Distribution Amount” as described on page 17 for any Distribution Date through March 2009;

•   The Class P Certificates will be entitled to any prepayment premiums paid by borrowers in connection with certain voluntary prepayments of mortgage loans, to the extent such prepayment fees are not payable to the related servicer as additional servicing compensation;

•   The Class X Certificate represents the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of interest and principal (where applicable) in respect of the Class F Certificates, the Offered Certificates,  the Class P Certificates and required deposits into the Reserve Account, as described herein.

Offered Certificate

Interest Rates:                                   Class A-IO will bear interest at a per annum rate equal to the coupon as described on page 19 under the Class A-IO Components; provided, however, that the coupon on the Class A-IO(2) Component will be the lesser of (1) its scheduled rate and (2) the Adjusted Net WAC. The Class A-IO will bear interest based on the Component Notional Amounts of its two components as described on page 18. Following the Distribution Date in September  2007 (30th Distribution Date) the Class A-IO will no longer be entitled to distributions of any kind.

Class 1-A1, 1-A2, 1-A3, 1-A4, 1-A5 and 1-A6 will each bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, their respective per annum coupon, and for any Distribution Date thereafter, the stated coupon for such class plus 0.50% per annum, and (y) the Pool 1 Senior Available Funds Cap.

Class 2-A1, 2-A2 and 2-A3 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One-Month LIBOR plus their respective margin, and for any Distribution Date thereafter, One-Month LIBOR plus 1.5x the stated margin for such class, and (y) the Pool 2 Senior Available Funds Cap.

Class M-1 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus       [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-2 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus       [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-3 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus        [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-4 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus        [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class B-1 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus        [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Class B-2 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus       [  ]% per annum, and (y) the Subordinate Available Funds Cap.

Except in the case of the Fixed-Rate Certificates, there will be no delay days on the Offered Certificates and interest will accrue on the Offered Certificates at their respective Certificate Interest Rates (as described above) from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date, in each case on an Actual /360 basis except for the Class A-IO (the Class A-IO will accrue interest on a 30/360 basis).  The Fixed-Rate Certificates will have a 27 day delay and interest will accrue over the calendar month immediately preceding such Distribution Date on a 30/360 basis.

Realized Losses:                               If a Mortgage Loan becomes a liquidated loan and the net liquidation proceeds relating thereto and allocated to principal are less than the principal balance on such Mortgage Loan, the amount of such insufficiency is a “Realized Loss”.  Realized Losses will, in effect, be absorbed by (1) Excess Interest, (2) reduction of Reserve Fund, (3) reduction of Overcollateralization and (4) reduction of the amounts distributable to the Subordinate Certificates in reverse order of seniority.

Following the reduction of any O/C to zero, all allocable Realized Losses will be applied in reverse sequential order, beginning with the Class B-2 Certificates and ending with the Class M-1 Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

Deferred Principal Amount:             The “Deferred Principal Amount” with respect to each Class of Subordinate Certificates and each Distribution Date will be equal to the amount by which (x) the aggregate of applied Realized Losses previously applied in reduction of the Class Principal Balance thereof, together with interest thereon at the applicable Interest Rate, exceeds (y) the aggregate of amounts previously distributed in reimbursement of such Realized Losses, plus accrued interest.

Class 1-A6 Lockout Percentage:      The Class 1-A6 Lockout Percentage for any Distribution Date will be equal to the following applicable percentages with respect to such Distribution Date:

Distribution Date	Lockout Pct%
April 2005 through March 2008 (Distribution Dates 1 to 36)	0%
April 2008 through March 2010 (Distribution Dates 37 to 60)	45%
April 2010 through March 2011 (Distribution Dates 61 to 72)	80%
April 2011 through March 2012 (Distribution Dates 73 to 84)	100%
April 2012 and thereafter (Distribution Dates 85+)	300%

Class 1-A6 Principal Payment:         The Class 1-A6 Principal Payment for any Distribution Date will be equal to the product of (i) the Class 1-A6 Lockout Percentage, (ii) the fraction, the numerator of which is equal to the balance of the Class 1-A6 Certificates immediately prior to that Distribution Date and the denominator of which is equal to the sum of the balances of the Fixed-Rate Certificates immediately prior to that Distribution Date and (iii) principal received from the Pool 1 Mortgage Loans allocable to the Fixed-Rate Certificates.

Principal Payment Priority:              Distributions of principal on the Fixed-Rate and LIBOR Certificates will be made on each Distribution Date in an aggregate amount equal to the Principal Distribution Amount for such Distribution Date. The Class A-IO Certificates will not be entitled to receive any distributions of principal.

                                                          The Fixed-Rate Certificates will be allocated principal primarily from the Pool 1 Mortgage Loans.  The Senior LIBOR Certificates will be allocated principal primarily from the Pool 2 Mortgage Loans.  The Subordinate Certificates will be allocated principal from all the Mortgage Loans.  Within the Fixed-Rate Certificates, the Class 1-A6 Certificates will receive principal in the amount of the Class 1-A6 Principal Payment, to the extent principal is available from the Pool 1 Mortgage Loans.

Prior to the Step Down Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A Certificates, concurrently from their respective mortgage pool, until reduced to zero.  Principal will then be allocated sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates until reduced to zero.

Within the Fixed-Rate Certificates, principal will be allocated sequentially as follows:

1.     To pay the Class 1-A6 Certificates, up to the Class 1-A6 Principal Payment; and

2.     To pay the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5 and

Class 1-A6, in that order, until retired.

Within the Senior LIBOR Certificates, principal will be allocated sequentially to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates, in that order, until retired.

On or after the Step Down Date and as long as a Trigger Event is not in effect, all principal will be paid pro-rata to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates, as needed to build and maintain the required Target O/C Amount.  The Fixed-Rate and Senior LIBOR Certificates will be paid concurrently from their respective pool in the same manner as stated above.

Interest Payment Priority:                 On each Distribution Date, the Interest Remittance Amount for each Mortgage Pool (and, where specified, amounts received under the Cap Agreement) for such date will be distributed concurrently as follows:

A.    On Each Distribution Date, The Interest Remittance Amount for Pool 1 for such date will be distributed in the following order of priority:

1.     to pay the Custodian Fee and the Trustee Fee for Pool 1;

2.     to pay Current Interest and Carryforward Interest to the A-IO(1) Component;

3.     to pay Current Interest and Carryforward Interest to the Fixed-Rate Certificates, pro-rata;

4.     to pay Current Interest and Carryforward Interest to the Senior LIBOR Certificates, pro-rata;

5.     for application in clause (C) below;

B.    On Each Distribution Date, The Interest Remittance Amount for Pool 2 for such date will be distributed in the following order of priority:

1.     to pay the Custodian Fee and the Trustee Fee for Pool 2;

2.     to the Class F Certificates, the Class F Distribution Amount (as defined on page 17);

3.     to pay Current Interest and Carryforward Interest to the A-IO(2) Component;

4.     to pay Current Interest and Carryforward Interest to the Senior LIBOR Certificates, pro-rata;

5.     to pay Current Interest and Carryforward Interest to the Fixed-Rate Certificates, pro-rata,

6.     for application in clause (C) below;

C.    On Each Distribution Date, the remaining amounts of the Interest Remittance Amounts from Pool 1 and  Pool 2 for such date will be distributed in the following order of priority:

1.     to pay Current Interest and Carryforward Interest to the Class M-1, M-2, M-3,     M-4, B-1, and B-2 Certificates, sequentially, in that order;

2.     to pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling and Servicing Agreement;

3.     Any interest remaining after the applications pursuant to priority clause (C) (2) above will be deemed “Excess Interest” for such Distribution Date.  “Excess Interest” will be distributed as principal in the following order of priority:

(A)  any Class F Shortfall which has not been paid;

(B)  (i) prior to the Stepdown Date or on any Distribution Date for which a Trigger Event is in effect, sequentially as follows:

(a)   to the Fixed-Rate and Senior LIBOR Certificates, as described under “Principal Payment Priority”, until reduced to zero;

(b)   sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates, in that order, until reduced to zero to build and maintain the O/C Target;

(ii) on or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, concurrently in proportion to their respective class principal amounts after giving effect to distributions already made on such Distribution Date, pro-rata to the Class A, as described under “Principal Payment Priority”, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates to build and maintain O/C Target;

4.     to pay to the Class A Certificates, in proportion to their respective shortfall amounts, any Current Interest Shortfalls, to the extent of amounts received under the Cap  Agreement (1);

5.     to pay sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates any Current Interest Shortfalls, to the extent of amounts received under the Cap  Agreement (1);

6.     to the extent of any remaining amounts received under the Cap Agreement, the amount of any losses on the Mortgage Loans in the priority specified pursuant to  priority clause (3) above (1);

7.     to pay to the Class A Certificates, in proportion to their respective shortfall amounts, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent of Excess Interest and any remaining amounts received under the Cap Agreement (1);

8.     to pay sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent of Excess Interest and any remaining amounts received under the Cap Agreement (1);

9.     to pay sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates, any Deferred Principal Amounts, to the extent of Excess Interest and any amounts received under the Cap Agreement (1);

10.   to the Reserve Fund any remaining cap payments received under the Cap Agreement up to the Reserve Fund Requirement (1);

11.   to pay remaining amounts to the holder of the Class X Certificate (1).

(1) Cap payments received under the Cap Agreement will be allocated pursuant to priority clauses (4), (5), (6), (7), (8), (9), (10) and (11), in that order of priority.

Reps and Warrants:                          The seller will be obligated to repurchase any mortgage loan if any effort to enforce the related mortgage loan or the related mortgage, deed of trust or other security instrument is materially impaired by the documentation defect. However, no mortgage loan with respect to which a copy of the original mortgage is missing will be required to be repurchased unless and until the mortgage loan is to be foreclosed upon and the mortgage is unenforceable because the original mortgage cannot be obtained from the public recording office.

Prospectus:                                        The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables:                    The following tables describe the Mortgage Loans and the related mortgaged properties as of the close of business on the Statistical Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

In addition, the mortgage loans can be summarized below in four categories based on the following characteristics (see collateral table on page 34 below):

1) A/Alt A            Current mortgage loans that are insured and uninsured with FICO Scores greater than 640.  Loans that fall within the A/Alt A category have a maximum of two-times 30 days late over the prior 12 months, and have not been 60 days past due over the prior 12 months, as of the Cut-Off Date.

2) Insured             Insured mortgage loans that do not fall within the definition of A/Alt A (as defined above).

3) Sub-Prime        Uninsured mortgage loans that do not fall within the definition of A/Alt A or Insured (as defined above).

NOTE: The information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date.  It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%.  Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on page 3 under “Bond Summary” hereof.

PREPAYMENT SENSITIVITY ANALYSIS

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1 A1
Avg. Life (yrs)	1.32	0.96	0.74	0.60	0.50
Principal Window	Apr 05 – Feb 08	Apr 05 – Apr 07	Apr 05 – Oct 06	Apr 05 – Jul 06	Apr 05 – Apr 06
Principal # Months	35	25	19	16	13

Class 1-A2
Avg. Life (yrs)	3.50	2.61	2.02	1.62	1.34
Principal Window	Feb 08 – Jul 09	Apr 07 – Jun 08	Oct 06 – Sep 07	Jul 06 – Mar 07	Apr 06 – Nov 06
Principal # Months	18	15	12	9	8

Class 1-A3
Avg. Life (yrs)	6.22	4.07	3.05	2.40	1.98
Principal Window	Jul 09 – Aug 14	Jun 08 – Oct 10	Sep 07 – Mar 09	Mar 07 – Feb 08	Nov 06 – Aug 07
Principal # Months	62	29	19	12	10

Class 1-A4
Avg. Life (yrs)	10.69	6.45	4.44	3.09	2.49
Principal Window	Aug 14 – Feb 17	Oct 10 – Feb 13	Mar 09 – Mar 10	Feb 08 – Aug 08	Aug 07 – Nov 07
Principal # Months	31	29	13	7	4

Class 1-A5
Avg. Life (yrs)	14.02	10.28	7.22	4.84	3.15
Principal Window	Feb 17 – Oct 19	Feb 13 – Feb 16	Mar 10 – Aug 13	Aug 08 – Jan 12	Nov 07 – Aug 09
Principal # Months	33	37	42	42	22

Class 1-A6
Avg. Life (yrs)	7.32	6.72	6.36	5.72	4.96
Principal Window	Apr 08 – Oct 19	Apr 08 – Feb 16	Apr 08 – Aug 13	Apr 08 – Jan 12	Apr 08 – Nov 10
Principal # Months	139	95	65	46	32

Class 2-A1
Avg. Life (yrs)	1.78	1.25	0.96	0.76	0.63
Principal Window	Apr 05 – Mar 09	Apr 05 – Jan 08	Apr 05 – May 07	Apr 05 – Dec 06	Apr 05 – Aug 06
Principal # Months	48	34	26	21	17

Class 2-A2
Avg. Life (yrs)	5.72	4.02	2.96	2.28	1.87
Principal Window	Mar 09 – Jun 13	Jan 08 – Jan 11	May 07 – Jun 09	Dec 06 – Mar 08	Aug 06 –Sep 07
Principal # Months	52	37	26	16	14

Class 2-A3
Avg. Life (yrs)	12.19	8.96	6.72	5.13	3.94
Principal Window	Jun 13 – Oct 19	Jan 11 – Feb 16	Jun 09 – Aug 13	Mar 08 – Jan 12	Sep 07 – Nov 10
Principal # Months	77	62	51	47	39

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 7.

PREPAYMENT SENSITIVITY ANALYSIS (cont’d)

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class M-1
Avg. Life (yrs)	9.70	7.20	5.81	5.15	4.65
Principal Window	Dec 09 – Oct 19	Sep 08 – Feb 16	Apr 08 – Aug 13	Apr 08 – Jan 12	Apr 08 – Nov 10
Principal # Months	119	90	65	46	32

Class M-2
Avg. Life (yrs)	9.70	7.20	5.81	5.15	4.65
Principal Window	Dec 09 – Oct 19	Sep 08 – Feb 16	Apr 08 – Aug 13	Apr 08 – Jan 12	Apr 08 – Nov 10
Principal # Months	119	90	65	46	32

Class M-3
Avg. Life (yrs)	9.70	7.20	5.81	5.15	4.65
Principal Window	Dec 09 – Oct 19	Sep 08 – Feb 16	Apr 08 – Aug 13	Apr 08 – Jan 12	Apr 08 – Nov 10
Principal # Months	119	90	65	46	32

Class M-4
Avg. Life (yrs)	9.70	7.20	5.81	5.15	4.65
Principal Window	Dec 09 – Oct 19	Sep 08 – Feb 16	Apr 08 – Aug 13	Apr 08 – Jan 12	Apr 08 – Nov 10
Principal # Months	119	90	65	46	32

Class B-1
Avg. Life (yrs)	9.70	7.20	5.81	5.15	4.65
Principal Window	Dec 09 – Oct 19	Sep 08 – Feb 16	Apr 08 – Aug 13	Apr 08 – Jan 12	Apr 08 – Nov 10
Principal # Months	119	90	65	46	32

Class B-2
Avg. Life (yrs)	9.70	7.20	5.81	5.15	4.65
Principal Window	Dec 09 – Oct 19	Sep 08 – Feb 16	Apr 08 – Aug 13	Apr 08 – Jan 12	Apr 08 – Nov 10
Principal # Months	119	90	65	46	32

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 7.

PREPAYMENT SENSITIVITY ANALYSIS

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1-A1
Avg. Life (yrs)	1.32	0.96	0.74	0.60	0.50
Principal Window	Apr 05 – Feb 08	Apr 05 – Apr 07	Apr 05 – Oct 06	Apr 05 – Jul 06	Apr 05 – Apr 06
Principal # Months	35	25	19	16	13

Class 1-A2
Avg. Life (yrs)	3.50	2.61	2.02	1.62	1.34
Principal Window	Feb 08 – Jul 09	Apr 07 – Jun 08	Oct 06 – Sep 07	Jul 06 – Mar 07	Apr 06 – Nov 06
Principal # Months	18	15	12	9	8

Class 1-A3
Avg. Life (yrs)	6.22	4.07	3.05	2.40	1.98
Principal Window	Jul 09 – Aug 14	Jun 08 – Oct 10	Sep 07 – Mar 09	Mar 07 – Feb 08	Nov 06 – Aug 07
Principal # Months	62	29	19	12	10

Class 1-A4
Avg. Life (yrs)	10.69	6.45	4.44	3.09	2.49
Principal Window	Aug 14 – Feb 17	Oct 10 – Feb 13	Mar 09 – Mar 10	Feb 08 – Aug 08	Aug 07 – Nov 07
Principal # Months	31	29	13	7	4

Class 1-A5
Avg. Life (yrs)	16.16	11.81	8.72	5.44	3.15
Principal Window	Feb 17 – May 28	Feb 13 – Mar 23	Mar 10 – May 21	Aug 08 – Jan 18	Nov 07 – Aug 09
Principal # Months	136	122	135	114	22

Class 1-A6
Avg. Life (yrs)	7.33	6.74	6.49	6.24	5.68
Principal Window	Apr 08 – Nov 27	Apr 08 – Nov 22	Apr 08 – Dec 20	Apr 08 – Oct 17	Apr 08 – Sep 15
Principal # Months	236	176	153	115	90

Class 2-A1
Avg. Life (yrs)	1.78	1.25	0.96	0.76	0.63
Principal Window	Apr 05 – Mar 09	Apr 05 – Jan 08	Apr 05 – May 07	Apr 05 – Dec 06	Apr 05 – Aug 06
Principal # Months	48	34	26	21	17

Class 2-A2
Avg. Life (yrs)	5.72	4.02	2.96	2.28	1.87
Principal Window	Mar 09 – Jun 13	Jan 08 – Jan 11	May 07 – Jun 09	Dec 06 – Mar 08	Aug 06 –Sep 07
Principal # Months	52	37	26	16	14

Class 2-A3
Avg. Life (yrs)	13.69	10.28	7.71	5.84	4.42
Principal Window	Jun 13 – Nov 31	Jan 11 – Jun 27	Jun 09 – May 23	Mar 08 – Mar 20	Sep 07 – Sep 17
Principal # Months	222	198	168	145	121

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 7.

PREPAYMENT SENSITIVITY ANALYSIS (cont’d)

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class M-1
Avg. Life (yrs)	10.48	7.89	6.44	5.79	5.32
Principal Window	Dec 09 – Nov 31	Sep 08 – Jun 27	Apr 08 – May 23	Apr 08 – Mar 20	Apr 08 – Sep 17
Principal # Months	264	226	182	144	114

Class M-2
Avg. Life (yrs)	10.48	7.89	6.44	5.79	5.32
Principal Window	Dec 09 – Nov 31	Sep 08 – Jun 27	Apr 08 – May 23	Apr 08 – Mar 20	Apr 08 – Sep 17
Principal # Months	264	226	182	144	114

Class M-3
Avg. Life (yrs)	10.48	7.89	6.44	5.79	5.32
Principal Window	Dec 09 – Nov 31	Sep 08 – Jun 27	Apr 08 – May 23	Apr 08 – Mar 20	Apr 08 – Sep 17
Principal # Months	264	226	182	144	114

Class M-4
Avg. Life (yrs)	10.48	7.89	6.44	5.79	5.32
Principal Window	Dec 09 – Nov 31	Sep 08 – Jun 27	Apr 08 – May 23	Apr 08 – Mar 20	Apr 08 – Sep 17
Principal # Months	264	226	182	144	114

Class B-1
Avg. Life (yrs)	10.48	7.89	6.44	5.79	5.32
Principal Window	Dec 09 – Nov 31	Sep 08 – Jun 27	Apr 08 – May 23	Apr 08 – Mar 20	Apr 08 – Sep 17
Principal # Months	264	226	182	144	114

Class B-2
Avg. Life (yrs)	10.48	7.89	6.44	5.79	5.32
Principal Window	Dec 09 – Nov 31	Sep 08 – Jun 27	Apr 08 – May 23	Apr 08 – Mar 20	Apr 08 – Sep 17
Principal # Months	264	226	182	144	114

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 7.

A-IO SENSITIVITY ANALYSIS

Price (%)(1)	Yield (%)

3.61788	6.68
3.62788	6.41
3.63788	6.14
3.64788	5.86
3.65788	5.59
3.66788	5.32
3.67788	5.06
3.68788	4.79
3.69788	4.53
3.70788	4.26
3.71788	4.00
3.72788	3.74
3.73788	3.48
3.74788	3.22
3.75788	2.97
3.76788	2.71
3.77788	2.46
3.78788	2.20
3.79788	1.95
3.80788	1.70
3.81788	1.45
WAL	1.24
Mod Durn	1.03

(1)     Assumes prepayments occur at 21% CPR.

POOL 1 SENIOR AVAILABLE FUNDS CAP

Distribution Period	Pool 1 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 1 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 1 Senior Available Funds Cap (%) (1)(2)
1	7.43	36	16.67	71	16.60
2	6.87	37	17.41	72	16.01
3	7.15	38	12.83	73	16.77
4	7.46	39	13.08	74	16.63
5	8.89	40	13.06	75	16.95
6	9.58	41	13.31	76	16.81
7	9.98	42	14.12	77	17.14
8	10.77	43	14.09	78	17.24
9	11.50	44	14.40	79	17.10
10	12.13	45	14.39	80	17.44
11	12.76	46	14.72	81	17.30
12	11.81	47	14.90	82	17.65
13	12.87	48	14.52	83	17.76
14	13.20	49	15.13	84	17.37
15	13.75	50	14.99	85	17.99
16	13.07	51	15.23	86	17.86
17	13.42	52	15.10	87	18.24
18	13.45	53	15.35	88	18.10
19	13.10	54	15.41	89	18.50
20	13.86	55	15.27	90	18.63
21	12.91	56	15.53	91	18.49
22	13.56	57	15.39	92	18.91
23	13.71	58	15.65	93	18.78
24	13.20	59	15.72	94	19.21
25	14.03	60	15.17	95	19.83
26	13.96	61	15.85	96	19.07
27	14.38	62	15.71	97	20.14
28	14.34	63	15.99	98	16.29
29	14.78	64	15.85	99	16.61
30	14.98	65	16.13	100	16.57
31	16.12	66	16.20	101	16.92
32	16.52	67	16.06	102	17.08
33	16.43	68	16.36	103	17.04
34	16.85	69	16.22
35	17.03	70	16.52

1.      Assumes no losses, 10% cleanup call, 21% CPR, 1 month LIBOR ramp from 2.85% to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap Agreement, although such proceeds are excluded from the calculation of the Pool 1 Senior Available Funds Cap defined herein.

2.      The Pool 1 Senior Available Funds Cap is calculated as (A)(I)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 1 Mortgage Loans at the applicable Net Mortgage Rates plus any amounts received under the Cap Agreement, minus (b) interest accrued on the Class A-IO(1) Component for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Fixed-Rate Certificates immediately prior to that Distribution Date, multiplied by (B) 12.

POOL 2 SENIOR AVAILABLE FUNDS CAP

Distribution Period	Pool 2 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 2 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 2 Senior Available Funds Cap (%) (1)(2)
1	6.74	36	16.35	71	15.45
2	4.10	37	15.79	72	16.77
3	4.46	38	13.53	73	15.49
4	5.13	39	13.42	74	15.90
5	5.47	40	13.92	75	15.51
6	5.99	41	13.68	76	15.94
7	6.84	42	13.66	77	15.54
8	7.12	43	14.35	78	15.55
9	7.80	44	14.04	79	16.00
10	8.87	45	14.50	80	15.60
11	9.57	46	14.36	81	16.02
12	10.81	47	14.56	82	15.62
13	10.07	48	15.89	83	15.63
14	10.43	49	14.67	84	16.47
15	10.48	50	15.07	85	15.63
16	10.82	51	14.75	86	16.03
17	10.70	52	15.22	87	15.62
18	10.86	53	14.92	88	16.04
19	11.49	54	14.95	89	15.63
20	11.34	55	15.46	90	15.64
21	11.73	56	15.07	91	16.04
22	12.05	57	15.51	92	15.63
23	12.37	58	15.18	93	16.02
24	13.37	59	15.19	94	15.62
25	12.69	60	16.51	95	15.61
26	13.07	61	15.24	96	16.88
27	13.06	62	15.65	97	15.60
28	13.56	63	15.25	98	14.51
29	13.45	64	15.70	99	14.11
30	13.59	65	15.32	100	14.51
31	15.02	66	15.34	101	14.11
32	14.94	67	15.80	102	14.11
33	15.40	68	15.40	103	14.51
34	15.25	69	15.83
35	15.51	70	15.45

1.      Assumes no losses, 10% cleanup call, 21% CPR, 1 month LIBOR ramp from 2.85% to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap Agreement, although such proceeds are excluded from the calculation of the Pool 2 Senior Available Funds Cap defined herein.

2.      The Pool 2 Senior Available Funds Cap is calculated as (A)(I)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 2 Mortgage Loans at the applicable Net Mortgage Rates plus any amounts received under the Cap Agreement, minus (b) interest accrued on the Class A-IO(2) Component and the Class F Distribution Amount for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Senior LIBOR Certificates immediately prior to that Distribution Date, the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

PER ANNUM EXCESS INTEREST

Distribution Period	Excess Interest (%) (1) (2)	Distribution Period	Excess Interest (%) (1) (2)	Distribution Period	Excess Interest (%) (1) (2)
1	2.72	36	3.63	71	3.65
2	1.43	37	3.46	72	3.92
3	1.42	38	3.50	73	3.66
4	1.43	39	3.42	74	3.75
5	1.74	40	3.51	75	3.66
6	1.81	41	3.42	76	3.76
7	1.92	42	3.43	77	3.67
8	1.91	43	3.53	78	3.68
9	2.11	44	3.43	79	3.77
10	2.00	45	3.52	80	3.68
11	2.05	46	3.43	81	3.78
12	1.93	47	3.43	82	3.69
13	1.77	48	3.71	83	3.70
14	2.05	49	3.58	84	3.88
15	2.10	50	3.66	85	3.70
16	1.97	51	3.58	86	3.79
17	1.94	52	3.68	87	3.70
18	1.93	53	3.59	88	3.79
19	1.97	54	3.59	89	3.70
20	2.08	55	3.69	90	3.70
21	1.86	56	3.60	91	3.79
22	1.95	57	3.69	92	3.70
23	2.01	58	3.62	93	3.79
24	2.31	59	3.62	94	3.70
25	2.12	60	3.89	95	3.71
26	2.24	61	3.62	96	3.98
27	2.21	62	3.71	97	3.71
28	2.36	63	3.63	98	3.81
29	2.35	64	3.72	99	3.73
30	2.41	65	3.63	100	3.83
31	3.49	66	3.64	101	3.37
32	3.41	67	3.73
33	3.52	68	3.64
34	3.44	69	3.74
35	3.44	70	3.65

1.        Assumes no losses, 10% cleanup call, 21% CPR and 1 month LIBOR, 3 month LIBOR, 6 month LIBOR, 1yr LIBOR, 1 month CD, Prime, COFI 11th District, 3 month CMT, 6 month CMT, 1 year CMT, 2 year CMT, 3 year CMT, 5 year CMT, 7 year CMT, 20 year CMT and FNMA net yield for 15 yr mortgages are 2.85%, 3.053%,3.32%, 3.72%, 3.24%, 5.50%, 2.183%, 2.79%, 3.08%, 3.29%, 3.70%, 3.89%, 4.14%, 4.30%, 4.87% and 5.65% respectively.

2.        Excess Interest is equal to (A) the product of (1) interest remaining after payment of Current Interest on the Senior and Subordinate Certificates and (2) 12, divided by (B) the principal balance of Fixed-Rate and LIBOR Certificates.

COLLATERAL SUMMARY

Mortgage Loan Characteristics
Aggregate Outstanding Principal Balance		$407,267,988
Aggregate Original Principal Balance		$494,177,273
Number of Mortgage Loans		5,649
	Minimum	Maximum	Average (1)
Original Principal Balance	$4,600	$3,379,606	$87,840
Outstanding Principal Balance	$2,500	$2,472,394	$72,096
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	12	656	317
Stated remaining Term (mos)	1	409	261
Loan Age (mos)	0	387	56
Current Interest Rate	0.000%	18.460%	7.676%
Periodic Rate Cap(3)(4)	0.750%	10.000%	1.662%
Gross Margin(3)	0.000%	9.890%	3.963%
Maximum Mortgage Rate(3)(4)	5.000%	24.000%	13.337%
Minimum Mortgage Rate(3)(4)	0.500%	13.875%	7.099%
Months to Roll(3)	1	113	16
Current Loan-to-Value	0.062%	121.928%	69.646%
Credit Score(4)	406	842	653
	Earliest	Latest
Maturity Date	2/1/05	3/4/39

Lien Position	Percent of Mortgage Pool	Percent of Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	2.40%
		1985	1.12
	Percent of	1986	1.22
Loan Type	Mortgage Pool	1987	2.47
Adjustable Rate	53.38%	1988	2.33
Fixed Rate	43.62	1989	2.52
		1990	1.34
	Percent of	1991	1.42
Occupancy	Mortgage Pool	1992	0.73
Primary	70.53%	1993	1.64
Investment	25.08	1994	3.01
Second Home	4.40	1995	1.92
		1996	1.64
	Percent of	1997	1.69
Property Type	Mortgage Pool	1998	3.66
SINGLE FAMILY	66.62%	1999	3.77
SINGLE FAMILY (OTHER) (5)	4.98	2000	3.62
CONDO	6.78	2001	8.29
PUD	5.94	2002	3.72
COMMERCIAL (OTHER) (6)	4.60	2003	5.77
2-4 FAMILY	3.60	2004	39.56
MULTI FAMILY	3.02	2005	6.16
MIXED-USE	1.35
OFFICE	1.28	Loan Purpose	% Mortgage Pool
RETAIL	1.20	Purchase	60.82%
HOTEL/MOTEL	0.65	Cashout Refinance	22.60
		Rate/Term Refinance	16.58

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) ARM loans only.
(4) Minimum and Weighting only for loans with values.
(5) Single Family (Other) includes the following property types: Co-ops, Duplexes, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(6) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Funeral Homes, Industrial facilities, Mobile Home Parks, Nursing Homes, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Mortgage Loan Characteristics (cont.)
Category	A/Alt A	Insured	Subprime	Total
% of Total	45.33%	4.61%	50.06%	100.00%
Fixed	43.45%	64.53%	41.85%	43.62%
ARM	56.55%	35.47%	58.15%	56.38%
Current Balance	184,626,635	18,783,149	203,858,205	407,267,988
No. of Loans	2,692	267	2,690	5,649
Average Current Balance	68,583	70,349	75,784	72,096
% => $200K	41.48%	17.36%	31.03%	35.13%
% => $500K	12.61%	0.00%	9.55%	10.49%
WAC	6.659%	6.734%	8.685%	7.676%
WAM	244	294	273	261
WA AGE	70	59	44	56
WA OTERM	314	353	317	317
BALLOON	4.81%	0.82%	3.87%	4.16%
Fully Amortizing	95.19%	99.18%	96.13%	95.84%
First Lien	100.00%	100.00%	100.00%	100.00%
NZ WA FICO	719	582	589	653
% below 640	0.63%	84.64%	71.36%	39.91%
WA Current LTV	68.81%	85.48%	68.94%	69.65%
wa MARGIN	3.130%	3.116%	4.744%	3.963%
wa Lifetime Cap (non-zero)	12.682%	12.405%	14.157%	13.337%
wa MTR	17	18	15	16
Property Type:
SINGLE FAMILY	65.23%	65.35%	68.00%	66.62%
SINGLE FAMILY (OTHER) (1)	6.27%	23.11%	2.13%	4.98%
CONDO	8.11%	1.68%	6.03%	6.78%
PUD	5.77%	5.52%	6.14%	5.94%
COMMERCIAL (OTHER) (2)	4.77%	0.00%	4.86%	4.60%
2-4 FAMILY	3.57%	4.34%	3.56%	3.60%

MULTI-FAMILY	3.79%	0.00%	2.59%	3.02%
MIXED USE	0.96%	0.00%	1.82%	1.35%
OFFICE	0.34%	0.00%	2.26%	1.28%
RETAIL	1.20%	0.00%	1.31%	1.20%
HOTEL/MOTEL	0.00%	0.00%	1.29%	0.65%
Occupancy Status:
Owner Occupied	69.14%	89.12%	70.07%	70.53%
Investment	26.47%	7.86%	25.40%	25.08%
Second Home	4.39%	3.02%	4.53%	4.40%
Loan Purpose:
Purchase	67.80%	79.87%	52.74%	60.82%
Refinance With Cash Out	14.39%	7.15%	31.46%	22.60%
Refinance No Cash Out	17.81%	12.98%	15.80%	16.58%
Insurance:
Conventional Insured	7.50%	97.77%	0.00%	7.91%
Insured FHA	0.00%	2.23%	0.00%	0.10%
Insured VA	0.00%	0.00%	0.00%	0.00%
Non-MI	92.50%	0.00%	100.00%	91.99%
States > 5% of Total:
TX	15.43%	7.33%	20.66%	17.67%
CA	19.87%	6.98%	11.90%	15.29%
FL	7.69%	4.41%	21.80%	14.60%
Other	57.02%	81.28%	45.64%	52.44%
Delinquency Status:
Current	99.79%	84.82%	85.52%	91.95%
1 Month Delinquent	0.21%	15.18%	14.48%	8.05%

(1) Single Family (Other) includes the following property types: Co-ops, Duplexes, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(2) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Funeral Homes, Industrial facilities, Mobile Home Parks, Nursing Homes, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Mortgage Loan Characteristics (cont.)
Index:(1)
1 MO CD	0.01%	0.00%	0.00%	0.00%
1 MO LIBOR	1.43%	4.22%	0.26%	0.91%
1 YR CMT	43.22%	70.86%	28.14%	36.24%
1 YR LIBOR	12.15%	8.91%	0.88%	6.24%
2 YR CMT	0.52%	0.00%	0.30%	0.39%
20 YR CMT	0.00%	0.00%	0.07%	0.03%
3 MO CMT	0.00%	0.00%	0.06%	0.03%
3 MO LIBOR	0.00%	0.00%	0.35%	0.18%
3 YR CMT	1.08%	0.00%	0.87%	0.94%
5 YR CMT	2.39%	0.00%	0.32%	1.25%
6 MO CMT	0.50%	0.59%	0.04%	0.26%
6 MO LIBOR	14.66%	9.33%	24.60%	19.64%
7 YR CMT	0.04%	0.00%	0.04%	0.04%
COFI	12.93%	6.09%	4.63%	8.44%
FNMA	0.00%	0.00%	0.00%	0.00%
PRIME	11.06%	0.00%	39.46%	25.40%

(1) For Adjustable Rate Loans only.

Original Principal Balances of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
4,600.00 - 49,999.99	2,561	$43,717,642.70	10.73%	7.623%	$17,070.54	646	60.24%
50,000.00 - 99,999.99	1,804	108,861,210.01	26.73	8.715	60,344.35	628	75.26
100,000.00 - 149,999.99	540	56,742,835.64	13.93	7.752	105,079.33	644	72.22
150,000.00 - 199,999.99	250	39,026,259.78	9.58	7.317	156,105.04	629	69.76
200,000.00 - 249,999.99	190	36,245,235.72	8.90	6.934	190,764.40	668	69.26
250,000.00 - 299,999.99	99	23,269,146.34	5.71	6.777	235,041.88	665	71.21
300,000.00 - 349,999.99	59	16,575,101.13	4.07	6.757	280,933.92	672	69.41
350,000.00 - 399,999.99	45	14,939,690.07	3.67	6.794	331,993.11	680	70.10
400,000.00 - 449,999.99	23	8,999,539.34	2.21	7.144	391,284.32	664	67.72
450,000.00 - 499,999.99	21	9,199,294.04	2.26	7.630	438,061.62	699	63.51
500,000.00 - 549,999.99	15	7,205,509.13	1.77	6.314	480,367.28	710	69.82
550,000.00 - 599,999.99	11	5,874,878.48	1.44	6.472	534,079.86	706	66.18
600,000.00 - 649,999.99	3	1,397,515.03	0.34	5.442	465,838.34	632	63.43
650,000.00 - 699,999.99	3	1,936,507.08	0.48	6.393	645,502.36	738	70.12
700,000.00 - 749,999.99	4	2,406,319.80	0.59	6.795	601,579.95	727	69.83
900,000.00 - 949,999.99	1	875,012.23	0.21	6.500	875,012.23	651	67.57
950,000.00 - 999,999.99	1	970,342.76	0.24	6.000	970,342.76	728	64.91
1,000,000.00 - 1,049,999.99	1	1,000,000.00	0.25	9.990	1,000,000.00	656	44.44
1,150,000.00 - 1,199,999.99	1	1,042,289.05	0.26	7.000	1,042,289.05	653	75.80
1,250,000.00 - 1,299,999.99	1	1,199,292.86	0.29	8.910	1,199,292.86	719	66.63
1,300,000.00 - 1,349,999.99	1	1,237,765.08	0.30	8.750	1,237,765.08	662	56.26
1,350,000.00 - 1,399,999.99	1	1,275,807.43	0.31	8.750	1,275,807.43	652	45.56
1,400,000.00 - 1,449,999.99	1	1,100,000.00	0.27	4.000	1,100,000.00	767	64.71
1,500,000.00 - 1,549,999.99	3	4,087,038.40	1.00	7.188	1,362,346.13	686	62.99
1,550,000.00 - 1,599,999.99	2	2,159,064.69	0.53	7.869	1,079,532.35	734	66.35
1,600,000.00 - 1,649,999.99	2	3,107,945.25	0.76	8.000	1,553,972.63	665	47.19
2,000,000.00 - 3,379,606.00	6	12,816,746.11	3.15	8.192	2,136,124.35	709	62.69
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $87,480.

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
2,500.21 - 49,999.99	3,108	$62,386,861.36	15.32%	7.309%	$20,072.99	653	57.68%
50,000.00 – 99,999.99	1,473	106,129,662.42	26.06	8.698	72,050.01	631	76.12
100,000.00 – 149,999.99	440	53,565,943.70	13.15	7.640	121,740.78	640	72.99
150,000.00 – 199,999.99	242	42,093,476.65	10.34	7.278	173,939.99	643	68.70
200,000.00 – 249,999.99	147	32,693,304.02	8.03	7.085	222,403.43	665	71.83
250,000.00 – 299,999.99	72	19,383,462.07	4.76	7.074	269,214.75	654	74.45
300,000.00 – 349,999.99	46	14,927,459.22	3.67	6.907	324,509.98	669	71.88
350,000.00 – 399,999.99	32	12,024,940.79	2.95	7.459	375,779.40	665	73.29
400,000.00 – 449,999.99	22	9,348,079.90	2.30	6.558	424,912.72	680	68.62
450,000.00 – 499,999.99	25	11,977,185.76	2.94	7.134	479,087.43	694	66.75
500,000.00 – 549,999.99	10	5,233,823.97	1.29	6.973	523,382.40	713	68.55
550,000.00 – 599,999.99	6	3,345,980.12	0.82	6.769	557,663.35	677	67.45
600,000.00 – 649,999.99	3	1,861,996.50	0.46	7.182	620,665.50	676	67.14
650,000.00 – 699,999.99	2	1,335,881.08	0.33	7.956	667,940.54	786	60.81
700,000.00 – 749,999.99	1	740,000.00	0.18	6.125	740,000.00	792	80.00
850,000.00 – 899,999.99	1	875,012.23	0.21	6.500	875,012.23	651	67.57
950,000.00 – 999,999.99	1	970,342.76	0.24	6.000	970,342.76	728	64.91
1,000,000.00 – 1,049,999.99	2	2,042,289.05	0.50	8.464	1,021,144.53	654	60.45
1,100,000.00 – 1,149,999.99	2	2,203,881.14	0.54	5.503	1,101,940.57	786	59.94
1,150,000.00 – 1,199,999.99	1	1,199,292.86	0.29	8.910	1,199,292.86	719	66.63
1,200,000.00 – 1,249,999.99	1	1,237,765.08	0.30	8.750	1,237,765.08	662	56.26
1,250,000.00 – 1,299,999.99	1	1,275,807.43	0.31	8.750	1,275,807.43	652	45.56
1,450,000.00 – 1,499,999.99	2	2,966,102.51	0.73	7.000	1,483,051.26	690	54.73
1,500,000.00 – 1,549,999.99	2	3,007,691.42	0.74	7.748	1,503,845.71	653	67.53
1,600,000.00 – 1,649,999.99	1	1,625,000.00	0.40	8.000	1,625,000.00	634	58.04
1,650,000.00 – 1,699,999.99	1	1,654,933.84	0.41	12.000	1,654,933.84	768	53.38
1,950,000.00 – 1,999,999.99	1	1,996,917.83	0.49	12.250	1,996,917.83	734	68.86
2,000,000.00 – 2,472,393.77	4	9,164,894.44	2.25	6.621	2,291,223.61	675	63.03
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $72,096.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgage Rates(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Zero Rate	2	$22,352.13	0.01%	0.000%	$11,176.07	629	40.83%
1.000 - 1.999	5	1,368,743.13	0.34	1.012	273,748.63	688	79.62
2.000 - 2.999	5	84,970.73	0.02	2.636	16,994.15	772	52.29
3.000 - 3.999	867	13,150,006.66	3.23	3.298	15,167.25	702	46.72
4.000 - 4.999	776	51,581,727.31	12.67	4.507	66,471.30	706	60.26
5.000 - 5.999	641	58,076,091.19	14.26	5.362	90,602.33	685	68.79
6.000 - 6.999	471	59,342,987.11	14.57	6.418	125,993.60	671	74.71
7.000 - 7.999	503	49,195,831.71	12.08	7.363	97,804.83	658	73.82
8.000 - 8.999	488	41,894,177.92	10.29	8.445	85,848.73	653	71.02
9.000 - 9.999	489	30,515,748.86	7.49	9.513	62,404.39	632	72.38
10.000 - 10.999	640	49,451,570.38	12.14	10.693	77,268.08	594	75.04
11.000 - 11.999	600	40,718,812.15	10.00	11.577	67,864.69	578	69.65
12.000 - 12.999	117	9,583,839.21	2.35	12.332	81,913.16	661	63.12
13.000 - 13.999	25	1,519,231.73	0.37	13.429	60,769.27	648	62.50
14.000 - 14.999	10	266,262.01	0.07	14.234	26,626.20	592	42.78
15.000 - 15.999	5	349,661.99	0.09	15.169	69,932.40	568	48.73
16.000 - 16.999	2	70,086.90	0.02	16.135	35,043.45	618	56.46
17.000 - 17.999	1	28,424.78	0.01	17.000	28,424.78	692	67.68
18.000 - 18.460	2	47,462.25	0.01	18.262	23,731.13	635	71.66
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%
As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.676% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0.413 - 10.000	4	$50,202.05	0.01%	5.173%	$12,550.51	718	3.36%
10.001 - 20.000	19	1,397,942.39	0.34	7.258	73,575.92	721	13.86
20.001 - 30.000	29	2,188,178.35	0.54	9.266	75,454.43	636	23.69
30.001 - 40.000	70	6,706,592.64	1.65	8.429	95,808.47	667	33.41
40.001 - 50.000	132	13,316,890.96	3.27	9.069	100,885.54	632	42.93
50.001 - 60.000	259	28,610,092.08	7.02	8.944	110,463.68	629	53.21
60.001 - 70.000	579	73,018,821.95	17.93	8.943	126,111.96	619	62.16
70.001 - 80.000	1,020	103,953,996.25	25.52	6.191	101,915.68	683	68.68
80.001 - 90.000	828	69,303,407.94	17.02	7.653	83,699.77	656	78.61
90.001 - 95.000	895	56,105,564.02	13.78	8.678	62,687.78	635	87.03
95.001 - 100.000	1,696	47,407,993.47	11.64	6.504	27,952.83	678	74.13
100.001 - 105.000	84	3,983,531.17	0.98	7.679	47,422.99	619	88.27
105.001 - 110.000	14	569,174.82	0.14	9.338	40,655.34	652	88.19
110.001 - 115.000	9	327,838.73	0.08	7.069	36,426.53	638	76.26
115.001 - 120.000	6	234,006.13	0.06	5.110	39,001.02	702	80.92
120.001 - 125.000	5	93,755.20	0.02	10.025	18,751.04	568	69.54
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 0.413% and 125.000%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 78.483%.

Current Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Current Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0.062 - 10.000	89	$850,425.10	0.21%	4.934%	$9,555.34	727	5.93%
10.001 - 20.000	367	3,730,888.33	0.92	6.355	10,165.91	714	16.44
20.001 - 30.000	488	8,143,121.30	2.00	6.542	16,686.72	692	25.28
30.001 - 40.000	581	18,125,090.99	4.45	6.672	31,196.37	688	35.64
40.001 - 50.000	574	27,748,859.48	6.81	7.113	48,342.96	670	45.47
50.001 - 60.000	629	57,663,549.49	14.16	7.642	91,674.96	656	55.68
60.001 - 70.000	710	84,422,316.83	20.73	8.348	118,904.67	626	65.20
70.001 - 80.000	742	84,784,725.13	20.82	6.641	114,265.13	673	76.46
80.001 - 90.000	771	61,045,091.60	14.99	7.880	79,176.51	644	85.62
90.001 - 95.000	533	41,790,651.95	10.26	9.455	78,406.48	635	93.25
95.001 - 100.000	144	17,253,267.79	4.24	7.462	119,814.36	651	97.81
100.001 - 105.000	15	1,355,666.99	0.33	7.006	90,377.80	609	101.39
105.001 - 110.000	4	280,064.15	0.07	11.768	70,016.04	616	106.17
110.001 - 115.000	1	49,883.45	0.01	7.875	49,883.45	671	110.85
120.001 - 121.928	1	24,385.57	0.01	13.590	24,385.57	536	121.93
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 0.062% and 121.928%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 69.646%.

Delinquency Status of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Delinquency Status	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Current	5,217	$374,494,787.33	91.95%	7.616%	$71,783.55	656	69.69%
1 Month Delinquent	432	32,773,200.82	8.05	8.370	75,863.89	612	69.20
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Number of 30-Day Delinquencies of the Mortgage Loans

					Weighted		Weighted
			Percent of	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Credit	Principal	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Score	Balance	LTV
0	4,239	$311,169,574.10	76.40%	7.584%	$73,406.36	661	69.50%
1	490	41,858,921.40	10.28	7.695	85,426.37	645	70.95
2	207	13,104,440.57	3.22	7.561	63,306.48	628	70.13
3	123	5,605,922.53	1.38	7.819	45,576.61	606	71.01
4	98	9,030,420.46	2.22	9.081	92,147.15	653	64.71
5	101	6,415,762.99	1.58	8.579	63,522.41	619	68.01
6	81	4,497,910.54	1.10	8.244	55,529.76	589	68.37
7	81	3,662,610.46	0.90	8.038	45,217.41	603	66.20
8	44	1,837,314.12	0.45	7.234	41,757.14	610	75.16
9	62	2,850,473.48	0.70	8.428	45,975.38	569	68.62
10	45	2,781,768.49	0.68	8.833	61,817.08	600	75.28
11	46	2,579,149.27	0.63	8.190	56,068.46	570	74.95
12	32	1,873,719.74	0.46	7.955	58,553.74	581	76.60
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Number of 60-Day Delinquencies of the Mortgage Loans

			Percent of	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	5,204	$379,418,366.35	93.16%	7.637%	$72,908.99	657	69.67%
1	187	12,270,841.97	3.01	8.229	65,619.48	630	67.14
2	68	3,440,289.77	0.84	8.496	50,592.50	583	69.24
3	57	3,807,907.43	0.93	8.237	66,805.39	568	67.24
4	36	1,665,904.72	0.41	7.751	46,275.13	579	67.09
5	31	1,690,608.03	0.42	8.454	54,535.74	575	76.21
6	8	485,698.90	0.12	6.659	60,712.36	551	63.22
7	20	1,081,373.38	0.27	8.260	54,068.67	607	77.39
8	18	1,577,257.27	0.39	7.452	87,625.40	550	73.61
9	7	938,016.21	0.23	8.990	134,002.32	593	83.36
10	10	624,443.45	0.15	8.626	62,444.35	598	62.78
11	3	267,280.67	0.07	7.938	89,093.56	530	87.01
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Number of 90-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 90-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	5,481	$395,319,675.20	97.07%	7.667%	$72,125.47	655	69.62%
1	61	3,951,583.26	0.97	7.162	64,780.05	566	69.95
2	39	2,937,696.16	0.72	8.859	75,325.54	579	63.37
3	15	677,236.08	0.17	8.803	45,149.07	583	74.73
4	16	956,023.95	0.23	8.355	59,751.50	563	79.51
5	9	871,836.20	0.21	7.172	96,870.69	542	63.47
6	8	768,815.34	0.19	7.544	96,101.92	602	81.15
7	11	693,117.93	0.17	7.269	63,010.72	554	80.42
8	4	679,059.82	0.17	8.679	169,764.96	596	86.31
9	3	278,568.25	0.07	11.045	92,856.08	641	44.42
10	2	134,375.96	0.03	8.125	67,187.98	522	79.18
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Original Terms to Maturity of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Terms to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
12 – 59	26	$3,221,258.17	0.79%	9.605%	$123,894.55	708	61.62%
60 – 119	115	8,483,527.90	2.08	7.312	73,769.81	690	73.36
120 – 179	269	15,521,136.82	3.81	8.032	57,699.39	655	68.98
180 – 239	526	30,821,006.27	7.57	8.893	58,595.07	671	64.76
240 – 299	1,278	37,681,908.00	9.25	7.398	29,485.06	664	52.11
300 – 359	179	13,842,713.49	3.40	7.412	77,333.59	670	67.98
360 – 419	3,243	296,986,452.24	72.92	7.570	91,577.69	646	72.46
420 – 479	8	610,348.56	0.15	7.017	76,293.57	737	77.68
480 – 656	5	99,636.70	0.02	9.138	19,927.34	734	46.33
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 317 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Remaining Terms	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 – 59	873	$22,715,501.97	5.58%	7.258%	$26,020.05	696	55.32%
60 – 119	1,276	29,917,076.58	7.35	6.823	23,445.98	680	53.67
120 – 179	827	59,111,495.41	14.51	6.638	71,477.02	688	59.23
180 – 239	483	43,234,331.30	10.62	7.407	89,512.07	671	65.60
240 – 299	453	45,481,713.56	11.17	7.137	100,401.13	641	69.87
300 – 409	1,737	206,807,869.33	50.78	8.318	119,060.37	633	77.30
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 261 months.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Seasoning (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0 - 59	2,414	$277,658,494.76	68.18%	8.409%	$115,020.09	642	74.75%
60 - 119	715	48,943,861.41	12.02	6.880	68,452.95	648	68.54
120 - 179	1,090	32,899,728.09	8.08	5.721	30,183.24	673	59.10
180 - 239	1,035	38,539,082.57	9.46	5.218	37,235.83	704	49.28
240 - 299	279	7,696,335.90	1.89	6.615	27,585.43	695	47.20
300 - 359	111	1,500,009.42	0.37	9.611	13,513.60	760	32.27
360 - 387	5	30,476.00	0.01	9.032	6,095.20	747	24.00
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 56 months.

Geographic Distribution of the Mortgaged Properties

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Geographic Location	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
TEXAS	1,205	$71,982,050.28	17.67%	9.567%	$59,736.14	639	82.99%
CALIFORNIA	429	62,258,466.91	15.29	6.381	145,124.63	681	62.83
FLORIDA	573	59,455,476.99	14.60	9.172	103,761.74	593	66.06
NORTH CAROLINA	324	19,364,954.38	4.75	5.638	59,768.38	675	66.02
NEW YORK	161	13,676,258.26	3.36	7.996	84,945.70	676	66.28
GEORGIA	215	13,365,976.88	3.28	7.543	62,167.33	635	66.71
NEW JERSEY	105	12,455,821.00	3.06	6.483	118,626.87	676	64.13
MASSACHUSETTS	89	11,876,060.87	2.92	7.169	133,438.89	672	65.52
PENNSYLVANIA	344	11,703,501.75	2.87	6.760	34,021.81	639	67.28
ARIZONA	69	9,903,303.84	2.43	6.552	143,526.14	694	74.25
ILLINOIS	139	8,543,357.04	2.10	7.782	61,463.00	647	74.12
SOUTH CAROLINA	45	7,405,419.56	1.82	8.356	164,564.88	639	61.83
OHIO	136	6,962,943.48	1.71	6.571	51,198.11	680	69.80
COLORADO	63	6,784,048.23	1.67	6.265	107,683.31	694	68.78
MICHIGAN	82	6,744,050.91	1.66	8.299	82,244.52	638	71.37
MISSOURI	78	5,651,049.05	1.39	6.640	72,449.35	652	72.07
INDIANA	112	4,977,599.90	1.22	7.282	44,442.86	665	71.83
VIRGINIA	55	4,850,623.78	1.19	6.246	88,193.16	666	69.44
TENNESSEE	134	4,730,360.55	1.16	8.015	35,301.20	643	62.96
MARYLAND	66	4,717,085.32	1.16	5.945	71,470.99	685	65.35
MINNESOTA	115	4,690,316.78	1.15	5.582	40,785.36	722	63.30
ARKANSAS	64	4,415,786.43	1.08	7.863	68,996.66	640	68.76
NEVADA	25	4,302,256.57	1.06	6.539	172,090.26	701	75.89
KANSAS	52	4,279,383.73	1.05	6.548	82,295.84	639	77.44
NEBRASKA	203	4,037,758.74	0.99	6.147	19,890.44	711	60.09
CONNECTICUT	43	3,570,702.26	0.88	7.270	83,039.59	653	60.37
OKLAHOMA	65	3,527,315.29	0.87	6.585	54,266.39	649	74.91
ALABAMA	83	3,054,603.38	0.75	8.567	36,802.45	642	72.59
IOWA	99	2,777,047.40	0.68	7.167	28,050.98	661	72.61
OREGON	29	2,665,096.52	0.65	7.204	91,899.88	652	72.87
DISTRICT OF COLUMBIA	19	2,645,114.43	0.65	7.589	139,216.55	633	58.09
WASHINGTON	89	2,560,711.71	0.63	5.991	28,772.04	695	62.09
WISCONSIN	33	2,252,735.74	0.55	7.190	68,264.72	703	78.34
RHODE ISLAND	14	2,234,643.63	0.55	9.167	159,617.40	674	71.12
KENTUCKY	46	2,158,485.20	0.53	7.214	46,923.59	616	76.88
NEW HAMPSHIRE	22	1,915,182.69	0.47	7.086	87,053.76	653	68.40
MISSISSIPPI	53	1,681,237.79	0.41	8.917	31,721.47	620	64.59
LOUISIANA	68	1,522,369.87	0.37	7.764	22,387.79	612	53.38
NEW MEXICO	11	966,189.45	0.24	7.192	87,835.40	678	69.32
UTAH	23	915,579.79	0.22	6.626	39,807.82	681	74.82
IDAHO	13	692,492.22	0.17	6.330	53,268.63	661	76.72
MAINE	5	591,521.97	0.15	7.828	118,304.39	653	68.05
PUERTO RICO	6	459,139.28	0.11	7.124	76,523.21	601	89.52
MONTANA	9	409,480.27	0.10	6.431	45,497.81	730	75.35
HAWAII	6	330,642.55	0.08	6.946	55,107.09	672	69.34
ALASKA	5	303,397.31	0.07	8.009	60,679.46	667	73.29
DELAWARE	5	277,871.95	0.07	6.016	55,574.39	649	69.47
WEST VIRGINIA	5	253,602.33	0.06	7.604	50,720.47	648	81.81
WYOMING	4	174,574.85	0.04	7.780	43,643.71	595	72.08
VERMONT	8	111,110.04	0.03	3.948	13,888.76	663	44.01
SOUTH DAKOTA	3	83,229.00	0.02	9.748	27,743.00	564	67.52
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

No more than approximately 1.41% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Loan Purpose of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Purpose	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Purchase	3,437	$247,693,398.86	60.82%	7.369%	$72,066.74	665	74.72%
Refinance With Cash Out	703	92,043,772.25	22.60	8.967	130,929.97	617	63.03
Refinance No Cash Out	1,509	67,530,817.04	16.58	7.044	44,752.03	659	60.04
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Amortization Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Amortization Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Fully Amortizing	5,518	$390,342,998.48	95.84%	7.678%	$70,739.94	652	69.39%
Balloon	131	16,924,989.67	4.16	7.643	129,198.39	682	75.48
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Adjustment Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Adjustment Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Adjustable Rate Loans	2,091	$229,615,077.63	56.38%	7.118%	$109,811.13	653	65.46%
Fixed Rate Loans	3,558	177,652,910.52	43.62	8.399	49,930.55	653	75.06
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Loan Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV

Conventional Uninsured	5,211	$371,461,408.36	91.21%	7.794%	$71,284.09	655	68.09%
Conventional Insured	398	32,205,890.66	7.91	6.417	80,919.32	637	85.56
Uninsured FHA	28	2,973,421.01	0.73	6.580	106,193.61	632	89.42
Insured FHA	5	418,633.62	0.10	7.252	83,726.72	614	89.95
Uninsured VA	7	208,634.50	0.05	8.988	29,804.93	626	69.30
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Credit Scores of the Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Credit Scores	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Not Applicable	352	$31,898,035.75	7.83%	7.475%	$90,619.42	NA	72.88%
406 - 520	326	26,700,054.58	6.56	9.794	81,902.01	498	68.83
521 - 540	292	19,065,103.60	4.68	9.395	65,291.45	530	72.32
541 - 560	314	18,769,329.75	4.61	8.949	59,774.94	551	69.48
561 - 580	321	22,118,773.31	5.43	8.779	68,905.84	571	68.84
581 - 600	312	21,567,848.91	5.30	8.758	69,127.72	590	70.12
601 - 620	346	26,427,618.93	6.49	8.440	76,380.40	610	71.30
621 - 640	426	28,806,142.75	7.07	7.677	67,620.05	631	73.39
641 - 660	444	33,960,263.54	8.34	7.790	76,487.08	650	69.23
661 - 680	384	26,870,617.96	6.60	7.674	69,975.57	670	73.32
681 - 700	350	30,252,930.48	7.43	6.900	86,436.94	690	71.01
701 - 720	335	30,869,566.88	7.58	6.907	92,147.96	709	70.29
721 - 740	300	24,472,302.54	6.01	7.074	81,574.34	730	73.49
741 - 760	294	17,322,368.79	4.25	5.781	58,919.62	750	66.72
761 - 780	278	20,510,871.62	5.04	6.278	73,780.11	771	65.79
781 - 800	252	13,793,954.98	3.39	5.683	54,737.92	789	61.10
801 - 820	251	10,762,788.08	2.64	5.705	42,879.63	808	49.87
821 - 840	70	3,081,146.59	0.76	5.654	44,016.38	829	53.00
841 - 842	2	18,269.11	0.00	8.539	9,134.56	842	12.26
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 653.

Mortgaged Property Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgaged Property Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
SINGLE FAMILY	4,526	$271,323,114.47	66.62%	7.699%	$59,947.66	645	70.30%
CONDO	293	27,594,935.95	6.78	6.853	94,180.67	690	66.78
PUD	155	24,208,052.33	5.94	6.768	156,180.98	661	74.21
SINGLE FAMILY (OTHER) (1)	294	20,264,494.61	4.98	6.967	68,926.85	670	71.91
COMMERCIAL (OTHER)(2)	52	18,716,814.82	4.60	8.271	359,938.75	686	61.59
2-4 FAMILY	208	14,657,378.18	3.60	7.603	70,468.16	650	67.41
MULTI FAMILY	41	12,287,452.93	3.02	8.624	299,693.97	695	74.54
MIXED-USE	30	5,485,997.86	1.35	9.902	182,866.60	631	67.38
OFFICE	13	5,225,072.24	1.28	8.673	401,928.63	617	62.05
RETAIL	30	4,877,297.83	1.20	9.624	162,576.59	662	68.16
HOTEL/MOTEL	7	2,627,376.93	0.65	9.289	375,339.56	688	42.12
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%
(1) Single Family (Other) includes the following property types: Co-ops, Duplexes, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(2) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Funeral Homes, Industrial facilities, Mobile Home Parks, Nursing Homes, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Occupancy Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Occupancy Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Owner Occupied	4,611	$287,235,063.55	70.53%	7.597%	$62,293.44	645	70.85%
Investment	943	102,126,988.84	25.08	8.154	108,300.09	671	66.13
Second Home	95	17,905,935.76	4.40	6.227	188,483.53	697	70.34
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Documentation Levels of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Documentation Levels	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Full Documentation	2,924	$145,946,818.21	35.84%	6.550%	$49,913.41	675	63.90%
Stated Documentation	1,126	119,001,329.86	29.22	8.936	105,685.02	625	69.55
Limited Documentation	803	74,660,741.26	18.33	7.840	92,977.26	661	71.97
Alternative	715	60,253,808.17	14.79	7.547	84,271.06	643	80.57
No Income Verified	47	4,850,195.33	1.19	9.798	103,195.65	615	69.56
No Assets Verified	34	2,555,095.32	0.63	7.624	75,149.86	657	76.93
Total:	5,649	$407,267,988.15	100.00%	7.676%	$72,095.59	653	69.65%

Indices of the Adjustable Rate Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Indices	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 YR CMT	980	$83,205,326.15	36.24%	5.564%	$84,903.39	675	66.33%
PRIME	418	58,320,868.24	25.40	10.237	139,523.61	593	60.93
6 MO LIBOR	262	45,090,729.86	19.64	7.684	172,102.02	649	72.62
COFI	207	19,387,754.33	8.44	5.030	93,660.65	702	51.50
1 YR LIBOR	76	14,321,440.16	6.24	5.153	188,440.00	711	75.46
3 YR CMT	74	2,160,283.82	0.94	6.695	29,193.02	684	64.26
2 YR CMT	26	898,667.57	0.39	5.388	34,564.14	730	50.93
5 YR CMT	16	2,875,346.57	1.25	7.308	179,709.16	647	63.08
1 MO LIBOR	11	2,079,902.56	0.91	4.575	189,082.05	682	81.12
6 MO CMT	11	605,674.17	0.26	4.238	55,061.29	735	55.87
3 MO LIBOR	3	420,751.24	0.18	5.407	140,250.41	564	54.10
7 YR CMT	3	87,240.89	0.04	5.547	29,080.30	701	38.19
1 MO CD	1	10,553.80	0.00	8.900	10,553.80	708	37.23
20 YR CMT	1	78,777.49	0.03	10.000	78,777.49	638	49.55
3 MO CMT	1	67,408.56	0.03	6.750	67,408.56	582	85.11
FNMA	1	4,352.22	0.00	5.875	4,352.22	772	12.43
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
Frequency of			Percent of	Weighted	Average	Average	Average
Mortgage Rate Adjustment	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
(in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1	40	$9,574,687.23	4.17%	4.726%	$239,367.18	691	75.46%
3	2	229,255.39	0.10	5.045	114,627.70	627	60.35
6	415	71,500,433.40	31.14	7.247	172,290.20	663	65.37
12	1,489	143,748,487.47	62.60	7.236	96,540.29	643	65.07
24	30	980,978.00	0.43	5.899	32,699.27	707	51.39
36	91	2,684,924.73	1.17	6.745	29,504.67	687	62.02
60	24	896,311.41	0.39	6.422	37,346.31	656	55.66
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

Gross Margins of the Adjustable Rate Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Gross Margins (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Margin	66	$2,019,052.95	0.88%	6.060%	$30,591.71	708	43.11%
0.375 - 0.999	10	367,227.11	0.16	5.763	36,722.71	686	47.76
1.000 - 1.999	50	5,537,195.07	2.41	5.116	110,743.90	709	72.63
2.000 - 2.999	911	86,462,161.42	37.66	5.175	94,909.07	696	64.12
3.000 - 3.999	318	40,078,706.82	17.45	6.143	126,033.67	690	66.05
4.000 - 4.999	107	13,934,291.95	6.07	7.544	130,227.03	650	68.62
5.000 - 5.999	428	50,191,107.93	21.86	10.139	117,268.94	571	64.44
6.000 - 6.999	99	14,954,561.55	6.51	8.062	151,056.18	638	71.87
7.000 - 7.999	63	8,387,504.03	3.65	9.907	133,134.98	583	63.76
8.000 - 8.999	17	4,486,079.59	1.95	10.329	263,887.03	649	70.63
9.000 - 9.890	22	3,197,189.21	1.39	10.607	145,326.78	554	67.61
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%
As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.963% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Maximum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Maximum Rate	413	$36,354,300.85	15.83%	10.579%	$88,024.94	568	60.35%
5.000 - 5.999	1	184,000.00	0.08	4.750	184,000.00	744	80.00
8.000 - 8.999	1	172,426.49	0.08	3.000	172,426.49	717	78.89
9.000 - 9.999	42	10,123,285.15	4.41	4.273	241,030.60	713	73.36
10.000 - 10.999	96	15,574,538.03	6.78	4.982	162,234.77	685	73.46
11.000 - 11.999	95	20,909,029.08	9.11	5.668	220,095.04	699	71.25
12.000 - 12.999	345	41,141,172.37	17.92	5.725	119,249.77	679	69.34
13.000 - 13.999	351	39,792,894.87	17.33	6.179	113,370.07	683	65.06
14.000 - 14.999	271	26,744,304.13	11.65	7.057	98,687.47	653	63.20
15.000 - 15.999	215	15,684,323.82	6.83	7.243	72,950.34	642	59.83
16.000 - 16.999	114	10,210,434.05	4.45	8.881	89,565.21	659	59.18
17.000 - 17.999	50	3,972,114.88	1.73	10.461	79,442.30	605	60.04
18.000 - 18.999	80	7,938,634.70	3.46	10.662	99,232.93	551	59.74
19.000 - 19.999	3	207,136.73	0.09	12.958	69,045.58	570	62.52
20.000 - 24.000	14	606,482.48	0.26	9.205	43,320.18	566	52.05
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%
As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.337% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Minimum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Minimum Rate	773	$88,019,465.53	38.33%	5.843%	$113,867.36	673	69.11%
0.500 - 0.999	7	212,942.48	0.09	5.174	30,420.35	721	48.84
1.000 - 1.999	40	3,818,235.54	1.66	5.160	95,455.89	702	68.25
2.000 - 2.999	223	23,958,966.58	10.43	5.173	107,439.31	701	61.78
3.000 - 3.999	137	11,117,698.97	4.84	5.278	81,151.09	688	58.16
4.000 - 4.999	129	8,268,958.10	3.60	5.822	64,100.45	675	62.37
5.000 - 5.999	118	11,363,441.24	4.95	5.847	96,300.35	677	65.07
6.000 - 6.999	115	11,510,772.97	5.01	6.704	100,093.68	673	74.61
7.000 - 7.999	60	8,982,946.53	3.91	7.528	149,715.78	642	72.10
8.000 - 8.999	67	16,259,728.30	7.08	8.486	242,682.51	649	59.64
9.000 - 9.999	36	6,773,630.29	2.95	10.342	188,156.40	655	59.94
10.000 - 10.999	34	4,073,726.00	1.77	10.559	119,815.47	617	57.83
11.000 - 11.999	131	11,765,003.81	5.12	11.641	89,809.19	546	61.44
12.000 - 12.999	218	23,312,620.86	10.15	11.440	106,938.63	543	61.96
13.000 - 13.875	3	176,940.43	0.08	13.733	58,980.14	560	54.39
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 7.099% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Months to Next Rate Adjustment	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 - 6	718	$73,236,493.98	31.90%	5.823%	$102,000.69	687	61.91%
7 - 12	913	78,432,257.53	34.16	8.631	85,906.09	611	62.12
13 - 18	85	11,079,688.14	4.83	7.177	130,349.27	649	73.11
19 - 24	140	24,105,030.32	10.50	8.103	172,178.79	637	67.06
25 - 30	58	8,832,313.42	3.85	6.011	152,281.27	682	74.77
31 - 36	64	9,589,997.14	4.18	6.262	149,843.71	663	76.42
37 - 42	4	765,398.44	0.33	5.222	191,349.61	756	55.68
43 - 48	5	1,239,401.00	0.54	4.945	247,880.20	739	76.45
49 - 54	52	9,121,764.83	3.97	5.221	175,418.55	694	76.16
55 - 60	41	10,202,017.13	4.44	6.612	248,829.69	678	74.13
73 - 78	6	950,404.34	0.41	4.697	158,400.72	722	75.47
79 - 84	4	1,575,391.90	0.69	6.080	393,847.98	658	68.64
109 - 113	1	484,919.46	0.21	7.500	484,919.46	736	74.60
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 16 months.

Periodic Caps of the Adjustable Rate Mortgage Loans

Periodic CAP
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Periodic Caps(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Periodic Cap	470	$47,879,693.73	20.85%	9.374%	$101,871.69	588	64.28%
0.750 - 0.999	2	66,056.51	0.03	4.215	33,028.26	699	53.79
1.000 - 1.249	425	56,295,413.15	24.52	7.239	132,459.80	669	63.00
1.250 - 1.499	6	175,133.60	0.08	6.742	29,188.93	698	61.95
1.500 - 1.749	79	13,435,757.28	5.85	7.080	170,072.88	659	68.90
1.750 - 1.999	1	43,236.49	0.02	4.000	43,236.49	719	49.70
2.000 - 2.249	1,086	110,756,778.74	48.24	6.096	101,985.98	672	66.84
2.500 - 2.749	4	167,998.68	0.07	5.939	41,999.67	750	48.51
3.000 - 3.249	12	413,539.58	0.18	6.937	34,461.63	592	57.60
5.000 - 5.249	4	325,734.03	0.14	5.729	81,433.51	705	80.32
6.000 - 6.249	1	37,116.93	0.02	4.875	37,116.93	727	53.19
7.750 - 10.000	1	18,618.91	0.01	6.240	18,618.91	754	47.14
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.662% per annum.

Initial Periodic CAP

Weighted	Weighted
Percent of	Weighted	Average	Average	Average
Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Initial Periodic Caps (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Initial Periodic Cap	470	$47,879,693.73	20.85%	9.374%	$101,871.69	588	64.28%
0.750 - 0.999	2	66,056.51	0.03	4.215	33,028.26	699	53.79
1.000 - 1.249	425	56,295,413.15	24.52	7.239	132,459.80	669	63.00
1.250 - 1.499	6	175,133.60	0.08	6.742	29,188.93	698	61.95
1.500 - 1.749	79	13,435,757.28	5.85	7.080	170,072.88	659	68.90
1.750 - 1.999	1	43,236.49	0.02	4.000	43,236.49	719	49.70
2.000 - 2.249	1,086	110,756,778.74	48.24	6.096	101,985.98	672	66.84
2.500 - 2.749	4	167,998.68	0.07	5.939	41,999.67	750	48.51
3.000 - 3.249	12	413,539.58	0.18	6.937	34,461.63	592	57.60
5.000 - 5.249	4	325,734.03	0.14	5.729	81,433.51	705	80.32
6.000 - 6.249	1	37,116.93	0.02	4.875	37,116.93	727	53.19
7.750 - 10.000	1	18,618.91	0.01	6.240	18,618.91	754	47.14
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Adjustable Rate Mortgage Loans with Initial Periodic Caps is approximately 1.662% per annum.

Mortgage Loan Characteristics
Aggregate Outstanding Principal Balance	$ 160,837,500
Aggregate Original Principal Balance	$ 185,329,447
Number of Mortgage Loans	2,471
Minimum	Maximum	Average (1)
Original Principal Balance	$6,000	$3,379,606	$75,002
Outstanding Principal Balance	$2,500	$2,472,394	65,090
Minimum	Maximum	Weighted Average (2)
Original Term (mos)	12	483	293
Stated remaining Term (mos)	1	409	249
Loan Age (mos)	0	387	45
Current Interest Rate	5.125%	18.460%	8.874%
Periodic Rate Cap(3)(4)	0.000%	0.000%	0.000%
Gross Margin(3)	0.000%	0.000%	0.000%
Maximum Mortgage Rate(3)(4)	0.000%	0.000%	0.000%
Minimum Mortgage Rate(3)(4)	0.000%	0.000%	0.000%
Months to Roll(3)	0	0	0
Current Loan-to-Value	2.677%	121.928%	77.700%
Credit Score(4)	406	842	647
Earliest	Latest
Maturity Date	2/1/05	3/4/39

Percent of	Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	2.44%
1985	0.29
Percent of	1986	0.28
Loan Type	Mortgage Pool	1987	0.82
Adjustable Rate	0.00%	1988	0.67
Fixed Rate	100.00	1989	0.60
1990	0.80
Percent of	1991	0.79
Occupancy	Mortgage Pool	1992	1.06
Primary	70.48%	1993	1.68
Investment	27.65	1994	2.05
Second Home	1.87	1995	2.72
1996	2.15
Percent of	1997	1.61
Property Type	Mortgage Pool	1998	5.97
SINGLE FAMILY	69.32%	1999	3.56
SINGLE FAMILY (OTHER)(1)	5.92	2000	3.68
CONDO	3.06	2001	11.48
PUD	3.29	2002	7.03
COMMERCIAL (OTHER) (2)	7.70	2003	10.69
2-4 FAMILY	3.81	2004	34.16
MULTI FAMILY	2.02	2005	5.48
MIXED-USE	1.74
OFFICE	1.35	Loan Purpose	% Mortgage Pool
RETAIL	1.47	Purchase	71.38%
HOTEL/MOTEL	0.33	Cashout Refinance	14.93
Rate/Term Refinance	13.69
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) ARM loans only.
(4) Minimum and Weighting only for loans with values.
(5) Single Family (Other) includes the following property types: Co-ops, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(6) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Industrial facilities, Mobile Home Parks, Nursing Homes, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Mortgage Loan Characteristics (cont.)
Category	A/Alt A	Insured	Subprime	Total

% of Total	42.35%	7.40%	50.25%	100.00%
Fixed	100.00%	100.00%	100.00%	100.00%
ARM	0.00%	0.00%	0.00%	0.00%
Balance	68,117,653	11,895,245	80,824,603	160,837,500
Loans	941	201	1,329	2,471
Average Current Balance	72,389	59,180	60,816	65,090
% => $200K	33.50%	19.52%	21.13%	26.25%
% => $500K	9.97%	0.00%	7.17%	7.82%
WAC	8.579%	7.417%	9.336%	8.874%
WAM	247	293	244	249
WA AGE	43	59	44	45
WA OTERM	290	351	288	293
BALLOON	11.13%	1.29%	9.69%	9.68%
Fully Amortizing	88.87%	98.71%	90.31%	90.32%
First Lien	100.00%	100.00%	100.00%	100.00%
NZ WA FICO	709	586	593	647
% below 640	0.55%	86.03%	68.22%	40.88%
WA Current LTV	77.09%	85.20%	77.11%	77.70%
wa MARGIN	0.000%	0.000%	0.000%	0.000%
wa Lifetime Cap (non-zero)	0.000%	0.000%	0.000%	0.000%
wa MTR	0	0	0	0
Property Type:
SINGLE FAMILY	66.88%	59.05%	72.88%	69.32%
SINGLE FAMILY (OTHER) (1)	5.37%	31.56%	2.62%	5.92%
CONDO	3.46%	0.53%	3.09%	3.06%
PUD	4.23%	5.07%	2.23%	3.29%
COMMERCIAL (OTHER) (2)	6.78%	0.00%	9.62%	7.70%
2-4 FAMILY	4.90%	3.79%	2.89%	3.81%
MULTI-FAMILY	3.83%	0.00%	0.78%	2.02%
MIXED USE	1.79%	0.00%	1.94%	1.74%
OFFICE	0.52%	0.00%	2.25%	1.35%
RETAIL	2.24%	0.00%	1.04%	1.47%
MOTEL	0.00%	0.00%	0.65%	0.33%
Occupancy Status:
Owner Occupied	63.75%	87.63%	73.63%	70.48%
Investment	34.20%	7.60%	25.08%	27.65%
Second Home	2.05%	4.77%	1.29%	1.87%
Loan Purpose:
Purchase	69.54%	76.70%	72.15%	71.38%
Refinance With Cash Out	16.70%	10.54%	14.08%	14.93%
Refinance No Cash Out	13.75%	12.76%	13.77%	13.69%
Insurance:
Conventional Insured	7.29%	96.48%	0.00%	10.23%
Insured FHA	0.00%	3.52%	0.00%	0.26%
Insured VA	0.00%	0.00%	0.00%	0.00%
Non-MI	92.71%	0.00%	100.00%	89.51%
States > 5% of Total:
TX	33.97%	7.34%	46.86%	38.48%
CA	10.45%	8.32%	5.65%	7.88%
FL	4.41%	5.08%	5.26%	4.89%
Other	51.17%	79.26%	42.22%	48.75%
Delinquency Status:
Current	100.00%	85.13%	86.67%	92.20%
1 Month Delinquent	0.00%	14.87%	13.33%	7.80%
(1) Single Family (Other) includes the following property types: Co-ops, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(2) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Industrial facilities, Mobile Home Parks, Nursing Homes, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Original Principal Balances of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
6,000.00 - 49,999.99	1,120	$24,869,559.02	15.46%	9.392%	$22,204.96	624	70.88%
50,000.00 - 99,999.99	975	62,050,979.97	38.58	9.608	63,642.03	624	84.74
100,000.00 - 149,999.99	191	20,919,862.96	13.01	8.437	109,528.08	658	79.22
150,000.00 - 199,999.99	52	8,370,692.36	5.20	7.754	160,974.85	662	74.89
200,000.00 - 249,999.99	49	9,866,794.66	6.13	7.799	201,363.16	676	76.94
250,000.00 - 299,999.99	30	7,254,670.73	4.51	8.183	241,822.36	644	76.21
300,000.00 - 349,999.99	17	5,249,538.38	3.26	7.758	308,796.38	660	78.15
350,000.00 - 399,999.99	9	3,073,553.87	1.91	7.388	341,505.99	700	80.14
400,000.00 - 449,999.99	9	3,426,557.70	2.13	8.188	380,728.63	697	70.04
450,000.00 - 499,999.99	5	2,179,836.40	1.36	9.655	435,967.28	715	65.91
500,000.00 - 549,999.99	3	1,500,517.46	0.93	5.963	500,172.49	768	67.94
550,000.00 - 599,999.99	2	1,065,118.93	0.66	8.112	532,559.47	720	59.63
650,000.00 - 699,999.99	2	1,300,657.00	0.81	7.013	650,328.50	738	75.88
700,000.00 - 749,999.99	1	609,997.23	0.38	8.500	609,997.23	647	71.76
1,000,000.00 - 1,049,999.99	1	1,000,000.00	0.62	9.990	1,000,000.00	656	44.44
1,150,000.00 - 1,199,999.99	1	1,042,289.05	0.65	7.000	1,042,289.05	653	75.80
1,550,000.00 - 1,599,999.99	1	651,373.27	0.40	9.880	651,373.27	805	40.97
2,000,000.00 - 3,379,606.00	3	6,405,500.87	3.98	8.047	2,135,166.96	768	59.62
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $ 75,002.

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
2,500.21 - 49,999.99	1,311	$31,613,816.25	19.66%	9.287%	$24,114.28	625	68.29%
50,000.00 - 99,999.99	838	59,538,466.71	37.02	9.575	71,048.29	628	85.77
100,000.00 - 149,999.99	151	18,017,618.58	11.20	8.482	119,321.98	651	82.19
150,000.00 - 199,999.99	55	9,446,653.98	5.87	7.935	171,757.35	675	73.35
200,000.00 - 249,999.99	45	10,045,162.94	6.25	7.666	223,225.84	673	79.58
250,000.00 - 299,999.99	23	6,099,692.33	3.79	8.131	265,204.01	631	75.73
300,000.00 - 349,999.99	14	4,508,654.52	2.80	7.613	322,046.75	681	80.18
350,000.00 - 399,999.99	12	4,529,123.88	2.82	8.140	377,426.99	686	75.49
400,000.00 - 449,999.99	6	2,514,179.51	1.56	7.850	419,029.92	706	78.22
450,000.00 - 499,999.99	4	1,941,417.29	1.21	8.600	485,354.32	703	61.24
500,000.00 - 549,999.99	3	1,572,896.45	0.98	7.592	524,298.82	753	65.60
600,000.00 - 649,999.99	2	1,226,146.42	0.76	8.249	613,073.21	676	71.70
650,000.00 - 699,999.99	2	1,335,881.08	0.83	7.956	667,940.54	786	60.81
1,000,000.00 - 1,049,999.99	2	2,042,289.05	1.27	8.464	1,021,144.53	654	60.45
1,650,000.00 - 1,699,999.99	1	1,654,933.84	1.03	12.000	1,654,933.84	768	53.38
2,000,000.00 - 2,472,393.77	2	4,750,567.03	2.95	6.670	2,375,283.52	NA	61.80
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $65,090.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgage Rates(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
5.125 - 5.999	117	$9,798,931.14	6.09%	5.616%	$83,751.55	693	71.82%
6.000 - 6.999	231	28,408,908.16	17.66	6.441	122,982.29	662	77.49
7.000 - 7.999	321	20,651,184.78	12.84	7.371	64,333.91	655	77.24
8.000 - 8.999	390	22,733,198.41	14.13	8.413	58,290.25	661	78.34
9.000 - 9.999	426	22,705,493.90	14.12	9.489	53,299.28	640	76.41
10.000 - 10.999	486	30,203,793.74	18.78	10.605	62,147.72	618	83.95
11.000 - 11.999	351	17,414,760.71	10.83	11.281	49,614.70	628	80.22
12.000 - 12.999	107	6,817,039.79	4.24	12.320	63,710.65	651	62.45
13.000 - 13.999	22	1,342,291.30	0.83	13.388	61,013.24	660	63.56
14.000 - 14.999	10	266,262.01	0.17	14.234	26,626.20	592	42.78
15.000 - 15.999	5	349,661.99	0.22	15.169	69,932.40	568	48.73
16.000 - 16.999	2	70,086.90	0.04	16.135	35,043.45	618	56.46
17.000 - 17.999	1	28,424.78	0.02	17.000	28,424.78	692	67.68
18.000 - 18.460	2	47,462.25	0.03	18.262	23,731.13	635	71.66
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 8.874% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
8.163 - 10.000	1	$19,578.03	0.01%	6.125%	$19,578.03	742	7.99%
10.001 - 20.000	1	44,936.41	0.03	12.990	44,936.41	531	17.28
20.001 - 30.000	12	754,978.18	0.47	10.060	62,914.85	665	22.47
30.001 - 40.000	28	1,158,853.82	0.72	9.917	41,387.64	638	29.80
40.001 - 50.000	45	4,825,583.89	3.00	9.723	107,235.20	643	44.06
50.001 - 60.000	90	7,150,823.66	4.45	9.961	79,453.60	656	52.79
60.001 - 70.000	136	11,506,622.76	7.15	9.073	84,607.52	671	58.86
70.001 - 80.000	285	24,119,517.86	15.00	7.931	84,629.89	672	71.25
80.001 - 90.000	583	41,045,580.64	25.52	8.666	70,404.08	643	79.62
90.001 - 95.000	722	43,416,820.05	26.99	9.643	60,134.10	625	89.44
95.001 - 100.000	475	22,982,042.58	14.29	8.091	48,383.25	658	85.86
100.001 - 105.000	77	3,216,524.98	2.00	8.359	41,773.05	623	86.69
105.001 - 110.000	10	448,212.87	0.28	10.513	44,821.29	638	91.80
110.001 - 115.000	2	88,146.60	0.05	11.309	44,073.30	587	104.52
115.001 - 120.000	1	4,530.98	0.00	12.500	4,530.98	626	39.38
120.001 - 125.000	3	54,746.55	0.03	11.246	18,248.85	611	86.82
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 8.163% and 125.000%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 84.746%

Current Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Current Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
2.677 - 10.000	32	$185,093.48	0.12%	8.458%	$5,784.17	735	7.64%
10.001 - 20.000	91	776,084.85	0.48	9.119	8,528.40	688	15.88
20.001 - 30.000	124	2,325,608.65	1.45	9.221	18,754.91	674	25.14
30.001 - 40.000	126	3,660,620.37	2.28	9.745	29,052.54	658	35.86
40.001 - 50.000	149	7,807,646.10	4.85	9.323	52,400.31	663	45.13
50.001 - 60.000	198	15,148,437.37	9.42	9.269	76,507.26	666	55.71
60.001 - 70.000	167	14,973,280.57	9.31	8.032	89,660.36	666	64.72
70.001 - 80.000	360	27,727,622.74	17.24	8.018	77,021.17	657	76.37
80.001 - 90.000	592	38,189,537.51	23.74	8.820	64,509.35	637	85.88
90.001 - 95.000	503	37,127,579.08	23.08	9.875	73,812.28	627	93.21
95.001 - 100.000	112	11,848,255.35	7.37	7.765	105,787.99	654	97.86
100.001 - 105.000	12	763,284.07	0.47	8.599	63,607.01	602	102.15
105.001 - 110.000	4	280,064.15	0.17	11.768	70,016.04	616	106.17
120.001 - 121.928	1	24,385.57	0.02	13.590	24,385.57	536	121.93
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 2.677% and 121.928%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 77.700%.

Delinquency Status of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Delinquency Status	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Current	2,262	$148,298,561.05	92.20%	8.844%	$65,560.81	651	78.07%
1 Month Delinquent	209	12,538,938.81	7.80	9.220	59,994.92	599	73.36
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Number of 30-Day Delinquencies of the Mortgage Loans

					Weighted		Weighted
			Percent of	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Credit	Principal	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Score	Balance	LTV
0	1,699	$115,244,188.80	71.65%	8.825%	$67,830.60	658	79.21%
1	231	16,510,092.92	10.27	8.780	71,472.26	651	75.32
2	116	6,683,330.49	4.16	8.754	57,614.92	615	72.12
3	67	2,762,923.49	1.72	9.135	41,237.66	598	76.06
4	58	4,187,109.17	2.60	9.096	72,191.54	620	71.88
5	53	2,701,162.05	1.68	9.703	50,965.32	604	72.82
6	47	2,858,268.11	1.78	9.506	60,814.22	594	72.38
7	56	2,357,735.22	1.47	9.233	42,102.41	613	70.68
8	27	1,270,371.56	0.79	8.037	47,050.80	625	78.82
9	43	2,221,246.22	1.38	9.163	51,656.89	572	71.09
10	29	1,714,402.52	1.07	8.934	59,117.33	589	77.71
11	26	1,289,766.54	0.80	9.757	49,606.41	584	70.54
12	19	1,036,902.77	0.64	9.371	54,573.83	556	76.60
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Number of 60-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	2,202	$145,539,514.72	90.49%	8.828%	$66,094.24	653	78.39%
1	110	6,105,058.53	3.80	9.698	55,500.53	622	66.76
2	48	2,706,061.02	1.68	9.499	56,376.27	583	74.48
3	30	1,412,533.45	0.88	10.087	47,084.45	571	68.42
4	22	874,528.54	0.54	8.635	39,751.30	587	77.07
5	19	1,354,171.76	0.84	8.869	71,272.20	578	78.90
6	4	190,320.84	0.12	8.106	47,580.21	602	58.09
7	13	848,279.65	0.53	7.852	65,252.28	603	81.12
8	12	902,962.37	0.56	8.357	75,246.86	566	63.92
9	4	363,203.74	0.23	7.315	90,800.94	525	92.16
10	5	338,946.88	0.21	10.492	67,789.38	623	55.31
11	2	201,918.36	0.13	8.485	100,959.18	528	88.12
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Number of 90-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 90-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	2,373	$154,423,648.59	96.01%	8.876%	$65,075.28	650	77.88%
1	34	1,768,615.65	1.10	9.038	52,018.11	557	75.80
2	22	1,550,111.86	0.96	9.854	70,459.63	599	67.77
3	12	639,083.25	0.40	8.970	53,256.94	582	76.46
4	8	381,521.17	0.24	7.210	47,690.15	539	83.18
5	4	561,944.38	0.35	7.787	140,486.10	540	60.09
6	5	552,148.02	0.34	7.489	110,429.60	625	81.62
7	8	399,459.90	0.25	7.515	49,932.49	576	80.32
8	2	280,844.41	0.17	7.535	140,422.21	522	97.48
9	2	211,108.98	0.13	11.702	105,554.49	662	38.37
10	1	69,013.65	0.04	9.900	69,013.65	508	75.01
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Original Terms to Maturity of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Terms to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
12 - 59	24	$3,103,856.04	1.93%	9.791%	$129,327.34	706	62.01%
60 - 119	105	5,475,629.07	3.40	8.187	52,148.85	667	75.83
120 - 179	235	14,704,973.81	9.14	8.182	62,574.36	653	70.06
180 - 239	362	20,169,684.18	12.54	9.137	55,717.36	661	67.27
240 - 299	192	10,017,512.87	6.23	9.232	52,174.55	647	65.60
300 - 359	96	5,427,779.28	3.37	8.801	56,539.37	649	71.40
360 - 419	1,446	101,432,421.27	63.07	8.902	70,146.90	640	83.03
420 - 479	7	413,726.64	0.26	7.976	59,103.81	737	75.66
480 - 483	4	91,916.70	0.06	9.653	22,979.18	740	46.45
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 293 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Remaining Terms	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 - 59	349	$16,242,788.94	10.10%	8.191%	$46,540.94	685	59.79%
60 - 119	433	15,031,702.89	9.35	9.150	34,715.25	659	64.86
120 - 179	332	20,931,092.11	13.01	9.224	63,045.46	655	69.99
180 - 239	253	13,884,373.57	8.63	8.200	54,878.95	640	76.24
240 - 299	188	11,868,738.89	7.38	8.635	63,131.59	617	73.16
300 - 409	916	82,878,803.46	51.53	9.016	90,479.04	643	86.38
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 249 months.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Seasoning (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0 - 59	1,474	$120,290,760.87	74.79%	9.031%	$81,608.39	648	82.25%
60 - 119	363	22,894,265.49	14.23	8.296	63,069.60	633	67.93
120 - 179	313	10,531,200.08	6.55	7.859	33,646.01	638	65.94
180 - 239	128	3,724,198.12	2.32	9.358	29,095.30	668	57.64
240 - 299	79	1,878,662.10	1.17	9.971	23,780.53	639	48.09
300 - 359	109	1,487,937.20	0.93	9.657	13,650.80	760	32.27
360 - 387	5	30,476.00	0.02	9.032	6,095.20	747	24.00
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 45 months.

Geographic Distribution of the Mortgaged Properties

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Geographic Location	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
TEXAS	1,031	$61,891,490.28	38.48%	10.081%	$60,030.54	635	85.60%
CALIFORNIA	106	12,672,526.42	7.88	7.879	119,552.14	685	66.50
FLORIDA	133	7,860,602.81	4.89	8.631	59,102.28	643	73.83
PENNSYLVANIA	231	7,641,117.63	4.75	7.113	33,078.43	603	72.30
ARIZONA	38	6,206,851.42	3.86	7.039	163,338.20	677	74.84
NEW YORK	76	5,485,120.64	3.41	8.302	72,172.64	665	74.45
ILLINOIS	45	4,103,385.29	2.55	8.299	91,186.34	658	78.82
MASSACHUSETTS	18	3,714,939.63	2.31	7.918	206,385.54	695	64.05
NEW JERSEY	32	3,689,528.87	2.29	7.723	115,297.78	649	72.88
COLORADO	14	3,151,357.88	1.96	6.797	225,096.99	710	65.92
OHIO	24	2,827,551.71	1.76	7.613	117,814.65	709	79.97
INDIANA	63	2,767,912.13	1.72	8.581	43,935.11	645	81.82
SOUTH CAROLINA	24	2,757,961.14	1.71	9.150	114,915.05	638	67.36
NORTH CAROLINA	37	2,616,196.04	1.63	8.602	70,708.00	687	68.73
ARKANSAS	58	2,497,627.41	1.55	7.997	43,062.54	652	74.84
ALABAMA	60	2,068,377.41	1.29	10.132	34,472.96	617	75.39
TENNESSEE	54	1,997,018.95	1.24	9.323	36,981.83	601	67.70
MICHIGAN	23	1,978,222.36	1.23	8.343	86,009.67	628	68.92
GEORGIA	37	1,896,426.89	1.18	9.971	51,254.78	632	67.60
VIRGINIA	17	1,732,703.63	1.08	7.555	101,923.74	627	76.34
RHODE ISLAND	8	1,602,844.80	1.00	9.760	200,355.60	659	70.46
OREGON	10	1,452,068.21	0.90	8.252	145,206.82	649	78.67
MISSOURI	21	1,296,683.86	0.81	8.676	61,746.85	647	76.00
MARYLAND	22	1,221,888.52	0.76	7.953	55,540.39	667	82.00
MISSISSIPPI	36	1,200,713.88	0.75	9.592	33,353.16	633	68.18
MINNESOTA	19	1,169,848.28	0.73	7.370	61,570.96	717	72.55
CONNECTICUT	11	1,138,505.50	0.71	8.725	103,500.50	685	72.10
NEBRASKA	74	1,111,850.93	0.69	8.395	15,025.01	672	61.34
WISCONSIN	11	991,782.27	0.62	9.765	90,162.02	684	82.13
KENTUCKY	14	987,672.19	0.61	8.453	70,548.01	582	77.83
WASHINGTON	11	903,641.94	0.56	7.236	82,149.27	707	75.57
NEVADA	5	875,859.38	0.54	6.446	175,171.88	663	81.66
OKLAHOMA	18	823,246.20	0.51	7.975	45,735.90	600	83.86
LOUISIANA	17	802,009.88	0.50	9.248	47,177.05	597	64.76
UTAH	12	658,260.81	0.41	6.473	54,855.07	694	82.34
NEW HAMPSHIRE	4	571,319.10	0.36	7.509	142,829.78	654	80.92
DISTRICT OF COLUMBIA	6	565,826.52	0.35	10.368	94,304.42	548	68.28
KANSAS	6	522,508.43	0.32	9.274	87,084.74	577	83.82
IOWA	8	503,249.68	0.31	8.799	62,906.21	683	88.39
MAINE	3	456,105.98	0.28	7.929	152,035.33	668	72.81
PUERTO RICO	4	448,406.57	0.28	7.212	112,101.64	597	91.11
NEW MEXICO	3	386,047.22	0.24	6.922	128,682.41	629	86.24
HAWAII	6	330,642.55	0.21	6.946	55,107.09	672	69.34
ALASKA	3	267,388.72	0.17	8.673	89,129.57	659	76.13
IDAHO	4	247,050.66	0.15	8.333	61,762.67	680	86.18
WEST VIRGINIA	3	181,834.18	0.11	7.404	60,611.39	659	83.28
MONTANA	2	173,515.18	0.11	6.815	86,757.59	735	93.21
DELAWARE	4	172,440.72	0.11	6.713	43,110.18	573	66.43
WYOMING	3	168,185.29	0.10	7.962	56,061.76	589	73.53
SOUTH DAKOTA	2	49,183.87	0.03	8.888	24,591.94	NA	64.12
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

No more than approximately 1.68% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Loan Purpose of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Purpose	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Purchase	1,996	$114,811,013.42	71.38%	8.981%	$57,520.55	642	82.33%
Refinance With Cash Out	223	24,013,456.61	14.93	8.820	107,683.66	650	66.05
Refinance No Cash Out	252	22,013,029.83	13.69	8.371	87,353.29	673	66.26
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Amortization Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Amortization Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Fully Amortizing	2,344	$145,264,597.40	90.32%	8.974%	$61,972.95	645	77.80%
Balloon	127	15,572,902.46	9.68	7.941	122,621.28	674	76.78
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Adjustment Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Adjustment Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Fixed Rate Loan	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Loan Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV

Conventional Uninsured	2,184	$140,940,625.79	87.63%	9.094%	$64,533.25	651	76.46%
Conventional Insured	250	16,445,726.46	10.23	7.399	65,782.91	617	85.94
Uninsured FHA	25	2,823,879.49	1.76	6.694	112,955.18	629	90.18
Insured FHA	5	418,633.62	0.26	7.252	83,726.72	614	89.95
Uninsured VA	7	208,634.50	0.13	8.988	29,804.93	626	69.30
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Credit Scores of the Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Credit Scores	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Not Applicable	190	$16,425,143.68	10.21%	8.710%	$86,448.12	NA	78.62%
406 - 520	130	7,764,510.80	4.83	9.550	59,727.01	504	80.87
521 - 540	155	7,768,471.87	4.83	9.247	50,119.17	530	81.99
541 - 560	171	8,115,856.80	5.05	9.219	47,461.15	551	76.39
561 - 580	164	8,637,601.39	5.37	9.188	52,668.30	571	76.92
581 - 600	182	10,780,151.76	6.70	9.457	59,231.60	591	79.32
601 - 620	203	10,488,399.32	6.52	9.022	51,666.99	611	80.05
621 - 640	211	12,567,645.80	7.81	9.291	59,562.30	631	78.88
641 - 660	204	15,053,919.84	9.36	9.185	73,793.72	650	75.51
661 - 680	174	11,844,017.24	7.36	8.964	68,069.06	671	83.35
681 - 700	161	12,213,675.80	7.59	8.748	75,861.34	691	76.06
701 - 720	146	11,766,585.69	7.32	8.416	80,593.05	708	80.88
721 - 740	111	9,618,770.19	5.98	8.223	86,655.59	731	82.27
741 - 760	69	4,964,216.77	3.09	7.561	71,945.17	750	74.20
761 - 780	72	6,800,075.80	4.23	8.317	94,445.50	771	66.19
781 - 800	64	3,137,012.89	1.95	7.932	49,015.83	788	64.16
801 - 820	52	1,880,134.75	1.17	8.223	36,156.44	806	48.86
821 - 840	11	997,817.25	0.62	6.663	90,710.66	824	63.06
841 - 842	1	13,492.22	0.01	10.500	13,492.22	842	11.24
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 647.

Mortgaged Property Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgaged Property Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
SINGLE FAMILY	1,973	$111,485,597.24	69.32%	9.046%	$56,505.62	639	80.51%
COMMERCIAL (OTHER) (1)	33	12,390,234.88	7.70	8.553	375,461.66	699	61.88
SINGLE FAMILY (OTHER)(2)	187	9,525,321.07	5.92	8.192	50,937.55	636	75.48
2-4 FAMILY	72	6,131,753.80	3.81	8.265	85,163.25	659	76.57
PUD	54	5,284,278.99	3.29	8.185	97,857.02	666	78.28
CONDO	88	4,919,209.40	3.06	8.379	55,900.11	698	71.09
MULTI FAMILY	19	3,241,964.08	2.02	8.192	170,629.69	682	76.06
MIXED-USE	19	2,792,117.62	1.74	9.794	146,953.56	642	71.73
RETAIL	16	2,365,312.68	1.47	9.274	147,832.04	687	74.81
OFFICE	7	2,178,250.74	1.35	7.978	311,178.68	622	66.88
HOTEL/MOTEL	3	523,459.36	0.33	12.060	174,486.45	690	64.67
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

(1) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Industrial facilities, Mobile Home Parks, Nursing Homes, Restaurants, Self Storage, Warehouses, and other various commercial properties.

(2) Single Family (Other) includes the following property types: Co-ops, Land, Manufactured Homes, Mobile Homes, and Town Houses.

Occupancy Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Occupancy Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Owner Occupied	1,965	$113,364,567.29	70.48%	8.935%	$57,691.89	636	80.86%
Investment	482	44,470,263.50	27.65	8.817	92,261.96	676	69.34
Second Home	24	3,002,669.07	1.87	7.384	125,111.21	659	82.23
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Documentation Levels of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Documentation Levels	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Limited Documentation	558	$46,479,972.94	28.90%	8.355%	$83,297.44	661	76.93%
Full Documentation	799	40,073,255.73	24.92	8.965	50,154.26	649	74.16
Stated Documentation	585	38,694,227.74	24.06	9.732	66,143.98	642	75.73
Alternative	484	32,210,740.66	20.03	8.502	66,551.12	631	85.31
No Income Verified	20	1,790,316.63	1.11	8.842	89,515.83	667	75.98
No Assets Verified	25	1,588,986.16	0.99	8.401	63,559.45	646	85.26
Total:	2,471	$160,837,499.86	100.00%	8.874%	$65,090.04	647	77.70%

Mortgage Loan Characteristics
Aggregate Outstanding Principal Balance			$246,430,488
Aggregate Original Principal Balance			$308,847,826
Number of Mortgage Loans			3,178
	Minimum		Maximum	Average (1)
Original Principal Balance	$4,600		$2,225,000	$97,183
Outstanding Principal Balance	$2,504		$2,219,912	$77,543
	Minimum		Maximum	Weighted Average (2)
Original Term (mos)	48		656	333
Stated remaining Term (mos)	5		360	269
Loan Age (mos)	0		347	64
Current Interest Rate	0.000%		13.875%	6.895%
Periodic Rate Cap(3)(4)	0.750%		10.000%	1.662%
Gross Margin(3)	0.000%		9.890%	3.963%
Maximum Mortgage Rate(3)(4)	5.000%		24.000%	13.337%
Minimum Mortgage Rate(3)(4)	0.500%		13.875%	7.099%
Months to Roll(3)	1		113	16
Current Loan-to-Value	0.062%		110.852%	64.389%
Credit Score(4)	408		842	656
	Earliest		Latest
Maturity Date	6/1/05		6/1/35

	Percent of		Percent of
Lien Position	Mortgage Pool		Year of Origination	Mortgage Pool
1st Lien	100.00%		1984 and prior	2.37%
			1985	1.66
	Percent of		1986	1.83
Loan Type	Mortgage Pool		1987	3.54
Adjustable Rate	93.18%		1988	3.41
Fixed Rate	6.82		1989	3.77
			1990	1.69
	Percent of		1991	1.84
Occupancy	Mortgage Pool		1992	0.52
Primary	70.56%		1993	1.62
Investment	23.40		1994	3.64
Second Home	6.05		1995	1.40
			1996	1.30
	Percent of		1997	1.74
Property Type	Mortgage Pool		1998	2.15
SINGLE FAMILY	64.86%		1999	3.90
SINGLE FAMILY (OTHER) (5)	4.36		2000	3.58
CONDO	9.20		2001	6.21
PUD	7.68		2002	1.56
COMMERCIAL (OTHER) (6)	2.57		2003	2.56
2-4 FAMILY	3.46		2004	43.09
MULTI FAMILY	3.67		2005	6.61
MIXED-USE	1.09
OFFICE	1.24		Loan Purpose	% Mortgage Pool
RETAIL	1.02		Purchase	53.92%
HOTEL/MOTEL	0.85		Cashout Refinance	27.61
			Rate/Term Refinance	18.47
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) ARM loans only.
(4) Minimum and Weighting only for loans with values.
(5) Single Family (Other) includes the following property types: Co-ops, Duplexes, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(6) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Funeral Homes, Industrial facilities, Mobile Home Parks, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Mortgage Loan Characteristics (cont.)
Category	A/Alt A	Insured	Subprime	Total
% of Total	47.28%	2.80%	49.93%	100.00%
Fixed	10.39%	3.27%	3.65%	6.82%
ARM	89.61%	96.73%	96.35%	93.18%
Current Balance	116,508,982	6,887,904	123,033,602	246,430,488
No. of Loans	1,751	66	1,361	3,178
Average Current Balance	66,539	104,362	90,399	77,543
% => $200K	46.14%	13.64%	37.53%	40.93%
% => $500K	14.15%	0.00%	11.11%	12.24%
WAC	5.536%	5.555%	8.257%	6.895%
WAM	243	297	293	269
WA AGE	85	60	44	64
WA OTERM	328	357	337	333
BALLOON	1.11%	0.00%	0.04%	0.55%
Fully Amortizing	98.89%	100.00%	99.96%	99.45%
First Lien	100.00%	100.00%	100.00%	100.00%
NZ WA FICO	725	574	587	656
% below 640	0.68%	82.25%	73.42%	39.28%
WA Current LTV	63.97%	85.97%	63.58%	64.39%
wa MARGIN	3.130%	3.116%	4.744%	3.963%
wa Lifetime Cap (non-zero)	12.682%	12.405%	14.157%	13.337%
wa MTR	17	18	15	16
Property Type:
SINGLE FAMILY	64.26%	76.24%	64.79%	64.86%
SINGLE FAMILY (OTHER) (1)	6.80%	8.51%	1.81%	4.36%
CONDO	10.84%	3.67%	7.96%	9.20%
PUD	6.67%	6.30%	8.71%	7.68%
COMMERCIAL (OTHER) (2)	3.59%	0.00%	1.74%	2.57%
2-4 FAMILY	2.79%	5.28%	3.99%	3.46%
MULTI-FAMILY	3.77%	0.00%	3.79%	3.67%
MIXED USE	0.47%	0.00%	1.74%	1.09%
OFFICE	0.23%	0.00%	2.26%	1.24%
RETAIL	0.58%	0.00%	1.49%	1.02%
HOTEL/MOTEL	0.00%	0.00%	1.71%	0.85%
Occupancy Status:
Owner Occupied	72.28%	91.70%	67.74%	70.56%
Investment	21.96%	8.30%	25.60%	23.40%
Second Home	5.76%	0.00%	6.66%	6.05%
Loan Purpose:
Purchase	66.79%	85.35%	39.98%	53.92%
Refinance With Cash Out	13.03%	1.29%	42.88%	27.61%
Refinance No Cash Out	20.18%	13.36%	17.14%	18.47%
Insurance:
Conventional Insured	7.62%	100.00%	0.00%	6.40%
Insured FHA	0.00%	0.00%	0.00%	0.00%
Insured VA	0.00%	0.00%	0.00%	0.00%
Non-MI	92.38%	0.00%	100.00%	93.60%
States > 5% of Total:
TX	4.59%	7.32%	3.45%	4.09%
CA	25.38%	4.66%	16.01%	20.12%
FL	9.60%	3.25%	32.66%	20.94%
Other	60.43%	84.78%	47.88%	54.85%
Delinquency Status:
Current	99.66%	84.27%	84.75%	91.79%
1 Month Delinquent	0.34%	15.73%	15.25%	8.21%

(1) Single Family (Other) includes the following property types: Co-ops, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(2) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Industrial facilities, Mobile Home Parks, Nursing Homes, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Mortgage Loan Characteristics (cont.)
Index:(1)
1 MO CD	0.01%	0.00%	0.00%	0.00%
1 MO LIBOR	1.43%	4.22%	0.26%	0.91%
1 YR CMT	43.22%	70.86%	28.14%	36.24%
1 YR LIBOR	12.15%	8.91%	0.88%	6.24%
2 YR CMT	0.52%	0.00%	0.30%	0.39%
20 YR CMT	0.00%	0.00%	0.07%	0.03%
3 MO CMT	0.00%	0.00%	0.06%	0.03%
3 MO LIBOR	0.00%	0.00%	0.35%	0.18%
3 YR CMT	1.08%	0.00%	0.87%	0.94%
5 YR CMT	2.39%	0.00%	0.32%	1.25%
6 MO CMT	0.50%	0.59%	0.04%	0.26%
6 MO LIBOR	14.66%	9.33%	24.60%	19.64%
7 YR CMT	0.04%	0.00%	0.04%	0.04%
COFI	12.93%	6.09%	4.63%	8.44%
FNMA	0.00%	0.00%	0.00%	0.00%
PRIME	11.06%	0.00%	39.46%	25.40%
(1) For Adjustable Rate Loans only.

Original Principal Balances of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
4,600.00 - 49,999.99	1,441	$18,848,083.68	7.65%	5.288%	$13,079.86	676	46.20%
50,000.00 - 99,999.99	829	46,810,230.04	19.00	7.531	56,465.90	634	62.69
100,000.00 - 149,999.99	349	35,822,972.68	14.54	7.352	102,644.62	637	68.14
150,000.00 - 199,999.99	198	30,655,567.42	12.44	7.197	154,826.10	619	68.35
200,000.00 - 249,999.99	141	26,378,441.06	10.70	6.611	187,081.14	665	66.38
250,000.00 - 299,999.99	69	16,014,475.61	6.50	6.141	232,093.85	674	68.94
300,000.00 - 349,999.99	42	11,325,562.75	4.60	6.293	269,656.26	678	65.36
350,000.00 - 399,999.99	36	11,866,136.20	4.82	6.640	329,614.89	675	67.50
400,000.00 - 449,999.99	14	5,572,981.64	2.26	6.502	398,070.12	643	66.29
450,000.00 - 499,999.99	16	7,019,457.64	2.85	7.001	438,716.10	694	62.76
500,000.00 - 549,999.99	12	5,704,991.67	2.32	6.406	475,415.97	693	70.31
550,000.00 - 599,999.99	9	4,809,759.55	1.95	6.109	534,417.73	703	67.63
600,000.00 - 649,999.99	3	1,397,515.03	0.57	5.442	465,838.34	632	63.43
650,000.00 - 699,999.99	1	635,850.08	0.26	5.125	635,850.08	NA	58.33
700,000.00 - 749,999.99	3	1,796,322.57	0.73	6.216	598,774.19	754	69.17
900,000.00 - 949,999.99	1	875,012.23	0.36	6.500	875,012.23	651	67.57
950,000.00 - 999,999.99	1	970,342.76	0.39	6.000	970,342.76	728	64.91
1,250,000.00 - 1,299,999.99	1	1,199,292.86	0.49	8.910	1,199,292.86	719	66.63
1,300,000.00 - 1,349,999.99	1	1,237,765.08	0.50	8.750	1,237,765.08	662	56.26
1,350,000.00 - 1,399,999.99	1	1,275,807.43	0.52	8.750	1,275,807.43	652	45.56
1,400,000.00 - 1,449,999.99	1	1,100,000.00	0.45	4.000	1,100,000.00	767	64.71
1,500,000.00 - 1,549,999.99	3	4,087,038.40	1.66	7.188	1,362,346.13	686	62.99
1,550,000.00 - 1,599,999.99	1	1,507,691.42	0.61	7.000	1,507,691.42	703	77.32
1,600,000.00 - 1,649,999.99	2	3,107,945.25	1.26	8.000	1,553,972.63	665	47.19
2,000,000.00 - 2,225,000.00	3	6,411,245.24	2.60	8.338	2,137,081.75	694	65.75
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $97,183.

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
2,504.32 - 49,999.99	1,797	$30,773,045.11	12.49%	5.277%	$17,124.68	683	46.79%
50,000.00 - 99,999.99	635	46,591,195.71	18.91	7.577	73,371.96	634	63.80
100,000.00 - 149,999.99	289	35,548,325.12	14.43	7.214	123,004.59	635	68.33
150,000.00 - 199,999.99	187	32,646,822.67	13.25	7.088	174,581.94	633	67.36
200,000.00 - 249,999.99	102	22,648,141.08	9.19	6.826	222,040.60	661	68.39
250,000.00 - 299,999.99	49	13,283,769.74	5.39	6.589	271,097.34	664	73.87
300,000.00 - 349,999.99	32	10,418,804.70	4.23	6.602	325,587.65	664	68.28
350,000.00 - 399,999.99	20	7,495,816.91	3.04	7.048	374,790.85	652	71.96
400,000.00 - 449,999.99	16	6,833,900.39	2.77	6.083	427,118.77	670	65.08
450,000.00 - 499,999.99	21	10,035,768.47	4.07	6.850	477,893.74	692	67.82
500,000.00 - 549,999.99	7	3,660,927.52	1.49	6.708	522,989.65	695	69.81
550,000.00 - 599,999.99	6	3,345,980.12	1.36	6.769	557,663.35	677	67.45
600,000.00 - 649,999.99	1	635,850.08	0.26	5.125	635,850.08	NA	58.33
700,000.00 - 749,999.99	1	740,000.00	0.30	6.125	740,000.00	792	80.00
850,000.00 - 899,999.99	1	875,012.23	0.36	6.500	875,012.23	651	67.57
950,000.00 - 999,999.99	1	970,342.76	0.39	6.000	970,342.76	728	64.91
1,100,000.00 - 1,149,999.99	2	2,203,881.14	0.89	5.503	1,101,940.57	786	59.94
1,150,000.00 - 1,199,999.99	1	1,199,292.86	0.49	8.910	1,199,292.86	719	66.63
1,200,000.00 - 1,249,999.99	1	1,237,765.08	0.50	8.750	1,237,765.08	662	56.26
1,250,000.00 - 1,299,999.99	1	1,275,807.43	0.52	8.750	1,275,807.43	652	45.56
1,450,000.00 - 1,499,999.99	2	2,966,102.51	1.20	7.000	1,483,051.26	690	54.73
1,500,000.00 - 1,549,999.99	2	3,007,691.42	1.22	7.748	1,503,845.71	653	67.53
1,600,000.00 - 1,649,999.99	1	1,625,000.00	0.66	8.000	1,625,000.00	634	58.04
1,950,000.00 - 1,999,999.99	1	1,996,917.83	0.81	12.250	1,996,917.83	734	68.86
2,000,000.00 - 2,219,911.55	2	4,414,327.41	1.79	6.568	2,207,163.71	675	64.35
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $77,543.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgage Rates(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Zero Rate	2	$22,352.13	0.01%	0.000%	$11,176.07	629	40.83%
1.000 - 1.999	5	1,368,743.13	0.56	1.012	273,748.63	688	79.62
2.000 - 2.999	5	84,970.73	0.03	2.636	16,994.15	772	52.29
3.000 - 3.999	867	13,150,006.66	5.34	3.298	15,167.25	702	46.72
4.000 - 4.999	776	51,581,727.31	20.93	4.507	66,471.30	706	60.26
5.000 - 5.999	524	48,277,160.05	19.59	5.310	92,131.98	683	68.17
6.000 - 6.999	240	30,934,078.95	12.55	6.398	128,892.00	679	72.17
7.000 - 7.999	182	28,544,646.93	11.58	7.357	156,838.72	660	71.34
8.000 - 8.999	98	19,160,979.51	7.78	8.482	195,520.20	645	62.33
9.000 - 9.999	63	7,810,254.96	3.17	9.584	123,972.30	610	60.65
10.000 - 10.999	154	19,247,776.64	7.81	10.831	124,985.56	559	61.05
11.000 - 11.999	249	23,304,051.44	9.46	11.799	93,590.57	544	61.75
12.000 - 12.999	10	2,766,799.42	1.12	12.361	276,679.94	687	64.76
13.000 - 13.875	3	176,940.43	0.07	13.733	58,980.14	560	54.39
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%
As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 6.895% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0.413 - 10.000	3	$30,624.02	0.01%	4.565%	$10,208.01	703	0.40%
10.001 - 20.000	18	1,353,005.98	0.55	7.067	75,167.00	729	13.75
20.001 - 30.000	17	1,433,200.17	0.58	8.847	84,305.89	621	24.33
30.001 - 40.000	42	5,547,738.82	2.25	8.118	132,089.02	673	34.16
40.001 - 50.000	87	8,491,307.07	3.45	8.698	97,601.23	625	42.29
50.001 - 60.000	169	21,459,268.42	8.71	8.605	126,977.92	620	53.35
60.001 - 70.000	443	61,512,199.19	24.96	8.919	138,853.72	609	62.77
70.001 - 80.000	735	79,834,478.39	32.40	5.665	108,618.34	686	67.90
80.001 - 90.000	245	28,257,827.30	11.47	6.182	115,338.07	672	77.15
90.001 - 95.000	173	12,688,743.97	5.15	5.374	73,345.34	668	78.77
95.001 - 100.000	1,221	24,425,950.89	9.91	5.010	20,004.87	696	63.09
100.001 - 105.000	7	767,006.19	0.31	4.829	109,572.31	603	94.87
105.001 - 110.000	4	120,961.95	0.05	4.986	30,240.49	694	74.84
110.001 - 115.000	7	239,692.13	0.10	5.510	34,241.73	657	65.86
115.001 - 120.000	5	229,475.15	0.09	4.964	45,895.03	704	81.74
120.001 - 122.750	2	39,008.65	0.02	8.312	19,504.33	526	45.29
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 0.413% and 122.750%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 74.395%.

Current Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Current Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0.062 - 10.000	57	$665,331.62	0.27%	3.953%	$11,672.48	724	5.45%
10.001 - 20.000	276	2,954,803.48	1.20	5.629	10,705.81	720	16.58
20.001 - 30.000	364	5,817,512.65	2.36	5.471	15,982.18	699	25.34
30.001 - 40.000	455	14,464,470.62	5.87	5.894	31,790.05	696	35.59
40.001 - 50.000	425	19,941,213.38	8.09	6.248	46,920.50	672	45.60
50.001 - 60.000	431	42,515,112.12	17.25	7.062	98,642.95	653	55.68
60.001 - 70.000	543	69,449,036.26	28.18	8.416	127,898.78	619	65.30
70.001 - 80.000	382	57,057,102.39	23.15	5.972	149,364.14	681	76.51
80.001 - 90.000	179	22,855,554.09	9.27	6.310	127,684.66	654	85.18
90.001 - 95.000	30	4,663,072.87	1.89	6.114	155,435.76	690	93.54
95.001 - 100.000	32	5,405,012.44	2.19	6.797	168,906.64	644	97.68
100.001 - 105.000	3	592,382.92	0.24	4.953	197,460.97	617	100.41
110.001 - 110.852	1	49,883.45	0.02	7.875	49,883.45	671	110.85
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 0.062% and 110.852%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 64.389%.

Delinquency Status of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Delinquency Status	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Current	2,955	$226,196,226.28	91.79%	6.810%	$76,546.95	660	64.19%
1 Month Delinquent	223	20,234,262.01	8.21	7.843	90,736.60	620	66.61
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Number of 30-Day Delinquencies of the Mortgage Loans

					Weighted		Weighted
			Percent of	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Credit	Principal	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Score	Balance	LTV
0	2,540	$195,925,385.30	79.51%	6.854%	$77,135.98	662	63.79%
1	259	25,348,828.48	10.29	6.988	97,871.92	641	68.11
2	91	6,421,110.08	2.61	6.320	70,561.65	642	68.06
3	56	2,842,999.04	1.15	6.541	50,767.84	615	66.11
4	40	4,843,311.29	1.97	9.068	121,082.78	680	58.51
5	48	3,714,600.94	1.51	7.762	77,387.52	629	64.51
6	34	1,639,642.43	0.67	6.044	48,224.78	580	61.38
7	25	1,304,875.24	0.53	5.879	52,195.01	585	58.09
8	17	566,942.56	0.23	5.435	33,349.56	573	66.96
9	19	629,227.26	0.26	5.834	33,117.22	561	59.90
10	16	1,067,365.97	0.43	8.671	66,710.37	616	71.36
11	20	1,289,382.73	0.52	6.622	64,469.14	554	79.35
12	13	836,816.97	0.34	6.199	64,370.54	606	76.60
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Number of 60-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	3,002	$233,878,851.63	94.91%	6.896%	$77,907.68	659	64.24%
1	77	6,165,783.44	2.50	6.774	80,075.11	638	67.51
2	20	734,228.75	0.30	4.799	36,711.44	582	49.89
3	27	2,395,373.98	0.97	7.146	88,717.55	565	66.54
4	14	791,376.18	0.32	6.774	56,526.87	570	56.07
5	12	336,436.27	0.14	6.786	28,036.36	565	65.41
6	4	295,378.06	0.12	5.726	73,844.52	524	66.53
7	7	233,093.73	0.09	9.745	33,299.10	623	63.81
8	6	674,294.90	0.27	6.240	112,382.48	521	86.58
9	3	574,812.47	0.23	10.048	191,604.16	637	77.80
10	5	285,496.57	0.12	6.410	57,099.31	569	71.64
11	1	65,362.31	0.03	6.250	65,362.31	536	83.58
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Number of 90-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 90-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	3,108	$240,896,026.61	97.75%	6.892%	$77,508.37	658	64.32%
1	27	2,182,967.61	0.89	5.641	80,850.65	575	65.21
2	17	1,387,584.30	0.56	7.747	81,622.61	557	58.45
3	3	38,152.83	0.02	6.018	12,717.61	609	45.71
4	8	574,502.78	0.23	9.116	71,812.85	578	77.07
5	5	309,891.82	0.13	6.056	61,978.36	544	69.59
6	3	216,667.32	0.09	7.684	72,222.44	542	79.96
7	3	293,658.03	0.12	6.933	97,886.01	524	80.55
8	2	398,215.41	0.16	9.486	199,107.71	649	78.43
9	1	67,459.27	0.03	8.990	67,459.27	575	63.34
10	1	65,362.31	0.03	6.250	65,362.31	536	83.58
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Original Terms to Maturity of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Terms to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
48 - 59	2	$117,402.13	0.05%	4.685%	$58,701.07	763	51.41%
60 - 119	10	3,007,898.83	1.22	5.720	300,789.88	729	68.85
120 - 179	34	816,163.01	0.33	5.321	24,004.79	689	49.47
180 - 239	164	10,651,322.09	4.32	8.431	64,947.09	689	60.01
240 - 299	1,086	27,664,395.13	11.23	6.733	25,473.66	670	47.23
300 - 359	83	8,414,934.21	3.41	6.516	101,384.75	682	65.78
360 - 419	1,797	195,554,030.97	79.35	6.879	108,822.50	650	66.98
420 - 479	1	196,621.92	0.08	5.000	196,621.92	737	81.93
480 - 656	1	7,720.00	0.00	3.000	7,720.00	661	44.88
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 333 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Remaining Terms	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
5 - 59	524	$6,472,713.03	2.63%	4.917%	$12,352.51	715	44.12%
60 - 119	843	14,885,373.69	6.04	4.472	17,657.62	702	42.38
120 - 179	495	38,180,403.30	15.49	5.22	77,132.13	705	53.33
180 - 239	230	29,349,957.73	11.91	7.032	127,608.51	685	60.57
240 - 299	265	33,612,974.67	13.64	6.608	126,841.41	650	68.72
300 - 360	821	123,929,065.87	50.29	7.851	150,948.92	627	71.23
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 269 months.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Seasoning (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0 - 59	940	$157,367,733.89	63.86%	7.933%	$167,412.48	638	69.01%
60 - 119	352	26,049,595.92	10.57	5.636	74,004.53	659	69.07
120 - 179	777	22,368,528.01	9.08	4.714	28,788.32	689	55.88
180 - 239	907	34,814,884.45	14.13	4.775	38,384.66	707	48.39
240 - 299	200	5,817,673.80	2.36	5.531	29,088.37	715	46.91
300 - 347	2	12,072.22	0.00	4.036	6,036.11	701	33.19
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 64 months.

Geographic Distribution of the Mortgaged Properties

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Geographic Location	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
FLORIDA	440	$51,594,874.18	20.94%	9.255%	$117,261.08	584	64.87%
CALIFORNIA	323	49,585,940.49	20.12	5.998	153,516.84	680	61.89
NORTH CAROLINA	287	16,748,758.34	6.80	5.174	58,358.04	672	65.60
GEORGIA	178	11,469,549.99	4.65	7.142	64,435.67	635	66.56
TEXAS	174	10,090,560.00	4.09	6.415	57,991.72	664	66.99
NEW JERSEY	73	8,766,292.13	3.56	5.961	120,086.19	686	60.45
NEW YORK	85	8,191,137.62	3.32	7.791	96,366.32	683	60.80
MASSACHUSETTS	71	8,161,121.24	3.31	6.829	114,945.37	662	66.18
MICHIGAN	59	4,765,828.55	1.93	8.281	80,776.76	642	72.38
SOUTH CAROLINA	21	4,647,458.42	1.89	7.884	221,307.54	640	58.54
ILLINOIS	94	4,439,971.75	1.80	7.303	47,233.74	638	69.78
MISSOURI	57	4,354,365.19	1.77	6.033	76,392.37	653	70.90
OHIO	112	4,135,391.77	1.68	5.859	36,923.14	662	62.84
PENNSYLVANIA	113	4,062,384.12	1.65	6.097	35,950.30	707	57.84
KANSAS	46	3,756,875.30	1.52	6.169	81,671.20	647	76.55
ARIZONA	31	3,696,452.42	1.50	5.735	119,240.40	710	73.26
COLORADO	49	3,632,690.35	1.47	5.804	74,136.54	690	71.27
MINNESOTA	96	3,520,468.50	1.43	4.988	36,671.55	725	60.22
MARYLAND	44	3,495,196.80	1.42	5.243	79,436.29	692	59.54
NEVADA	20	3,426,397.19	1.39	6.563	171,319.86	711	74.42
VIRGINIA	38	3,117,920.15	1.27	5.519	82,050.53	688	65.61
NEBRASKA	129	2,925,907.81	1.19	5.293	22,681.46	726	59.61
TENNESSEE	80	2,733,341.60	1.11	7.059	34,166.77	674	59.50
OKLAHOMA	47	2,704,069.09	1.10	6.162	57,533.38	665	72.19
CONNECTICUT	32	2,432,196.76	0.99	6.589	76,006.15	637	54.88
IOWA	91	2,273,797.72	0.92	6.806	24,986.79	656	69.12
INDIANA	49	2,209,687.77	0.90	5.654	45,095.67	692	59.32
DISTRICT OF COLUMBIA	13	2,079,287.91	0.84	6.833	159,945.22	655	55.32
ARKANSAS	6	1,918,159.02	0.78	7.689	319,693.17	626	60.84
WASHINGTON	78	1,657,069.77	0.67	5.312	21,244.48	688	54.74
NEW HAMPSHIRE	18	1,343,863.59	0.55	6.906	74,659.09	653	63.08
WISCONSIN	22	1,260,953.47	0.51	5.165	57,316.07	719	75.36
OREGON	19	1,213,028.31	0.49	5.950	63,843.60	656	65.94
KENTUCKY	32	1,170,813.01	0.48	6.168	36,587.91	644	76.08
ALABAMA	23	986,225.97	0.40	5.285	42,879.39	695	66.70
LOUISIANA	51	720,359.99	0.29	6.112	14,124.71	630	40.70
RHODE ISLAND	6	631,798.83	0.26	7.663	105,299.81	711	72.79
NEW MEXICO	8	580,142.23	0.24	7.372	72,517.78	711	58.06
MISSISSIPPI	17	480,523.91	0.19	7.233	28,266.11	587	55.62
IDAHO	9	445,441.56	0.18	5.219	49,493.51	650	71.47
UTAH	11	257,318.98	0.10	7.017	23,392.63	653	55.60
MONTANA	7	235,965.09	0.10	6.149	33,709.30	726	62.22
MAINE	2	135,415.99	0.05	7.490	67,708.00	603	52.03
VERMONT	8	111,110.04	0.05	3.948	13,888.76	663	44.01
DELAWARE	1	105,431.23	0.04	4.875	105,431.23	773	74.46
WEST VIRGINIA	2	71,768.15	0.03	8.109	35,884.08	619	78.08
ALASKA	2	36,008.59	0.01	3.082	18,004.30	727	52.21
SOUTH DAKOTA	1	34,045.13	0.01	10.990	34,045.13	564	72.44
PUERTO RICO	2	10,732.71	0.00	3.457	5,366.36	755	22.79
WYOMING	1	6,389.56	0.00	3.000	6,389.56	751	33.90
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

No more than approximately 2.30% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Loan Purpose of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Purpose	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Purchase	1,441	$132,882,385.44	53.92%	5.977%	$92,215.40	685	68.15%
Refinance With Cash Out	480	68,030,315.64	27.61	9.019	141,729.82	605	61.96
Refinance No Cash Out	1,257	45,517,787.21	18.47	6.402	36,211.45	654	57.04
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Amortization Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Amortization Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Fully Amortizing	3,174	$245,078,401.08	99.45%	6.910%	$77,214.37	656	64.41%
Balloon	4	1,352,087.21	0.55	4.213	338,021.80	760	60.49
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Adjustment Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Adjustment Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Adjustable Rate Loans	2,091	$229,615,077.63	93.18%	7.118%	$109,811.13	653	65.46%
Fixed Rate Loans	1,087	16,815,410.66	6.82	3.858	15,469.56	708	49.78
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Loan Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV

Conventional Uninsured	3,027	$230,520,782.57	93.54%	6.999%	$76,154.87	656	62.96%
Conventional Insured	148	15,760,164.20	6.40	5.392	106,487.60	658	85.17
Uninsured FHA	3	149,541.52	0.06	4.432	49,847.17	675	75.16
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Credit Scores of the Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Credit Scores	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Not Applicable	162	$15,472,892.07	6.28%	6.164%	$95,511.68	NA	66.78%
408 - 520	196	18,935,543.78	7.68	9.895	96,609.92	495	63.89
521 - 540	137	11,296,631.73	4.58	9.497	82,457.17	530	65.67
541 - 560	143	10,653,472.95	4.32	8.742	74,499.81	550	64.21
561 - 580	157	13,481,171.92	5.47	8.517	85,867.34	571	63.66
581 - 600	130	10,787,697.15	4.38	8.061	82,982.29	590	60.93
601 - 620	143	15,939,219.61	6.47	8.058	111,463.07	609	65.54
621 - 640	215	16,238,496.95	6.59	6.427	75,527.89	631	69.15
641 - 660	240	18,906,343.70	7.67	6.679	78,776.43	650	64.23
661 - 680	210	15,026,600.72	6.10	6.656	71,555.24	670	65.41
681 - 700	189	18,039,254.68	7.32	5.648	95,445.79	690	67.59
701 - 720	189	19,102,981.19	7.75	5.977	101,073.97	709	63.77
721 - 740	189	14,853,532.35	6.03	6.330	78,590.12	730	67.80
741 - 760	225	12,358,152.02	5.01	5.066	54,925.12	750	63.72
761 - 780	206	13,710,795.82	5.56	5.266	66,557.26	770	65.59
781 - 800	188	10,656,942.09	4.32	5.020	56,685.86	790	60.20
801 - 820	199	8,882,653.33	3.60	5.172	44,636.45	808	50.08
821 - 840	59	2,083,329.34	0.85	5.171	35,310.67	831	48.18
841 - 842	1	4,776.89	0.00	3.000	4,776.89	842	15.14
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 656.

Mortgaged Property Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgaged Property Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
SINGLE FAMILY	2,553	$159,837,517.23	64.86%	6.760%	$62,607.72	649	63.18%
CONDO	205	22,675,726.55	9.20	6.523	110,613.30	688	65.84
PUD	101	18,923,773.34	7.68	6.373	187,364.09	660	73.07
SINGLE FAMILY (OTHER) (1)	107	10,739,173.54	4.36	5.881	100,366.11	701	68.75
MULTI FAMILY	22	9,045,488.85	3.67	8.778	411,158.58	701	74.00
2-4 FAMILY	136	8,525,624.38	3.46	7.126	62,688.41	643	60.81
COMMERCIAL (OTHER) (2)	19	6,326,579.94	2.57	7.718	332,977.89	670	61.04
OFFICE	6	3,046,821.50	1.24	9.170	507,803.58	614	58.60
MIXED-USE	11	2,693,880.24	1.09	10.015	244,898.20	619	62.88
RETAIL	14	2,511,985.15	1.02	9.953	179,427.51	638	61.89
HOTEL/MOTEL	4	2,103,917.57	0.85	8.600	525,979.39	688	36.51
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%
(1) Single Family (Other) includes the following property types: Co-ops, Duplexes, Land, Manufactured Homes, Mobile Homes, and Town Houses.

(2) Commercial (Other) includes the following property types: Auto Repair facilities, Churches, Funeral Homes, Industrial facilities, Mobile Home Parks, Restaurants, Self Storage, Warehouses, and other various commercial properties.

Occupancy Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Occupancy Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Owner Occupied	2,646	$173,870,496.26	70.56%	6.725%	$65,710.69	650	64.33%
Investment	461	57,656,725.34	23.40	7.642	125,068.82	668	63.66
Second Home	71	14,903,266.69	6.05	5.994	209,905.16	708	67.94
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Documentation Levels of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Documentation Levels	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Full Documentation	2,125	$105,873,562.48	42.96%	5.635%	$49,822.85	684	60.02%
Stated Documentation	541	80,307,102.12	32.59	8.553	148,441.96	618	66.57
Limited Documentation	245	28,180,768.32	11.44	6.991	115,023.54	662	63.78
Alternative	231	28,043,067.51	11.38	6.450	121,398.56	656	75.13
No Income Verified	27	3,059,878.70	1.24	10.358	113,328.84	585	65.80
No Assets Verified	9	966,109.16	0.39	6.346	107,345.46	673	63.22
Total:	3,178	$246,430,488.29	100.00%	6.895%	$77,542.63	656	64.39%

Indices of the Adjustable Rate Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Indices	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 YR CMT	980	$83,205,326.15	36.24%	5.564%	$84,903.39	675	66.33%
PRIME	418	58,320,868.24	25.40	10.237	139,523.61	593	60.93
6 MO LIBOR	262	45,090,729.86	19.64	7.684	172,102.02	649	72.62
COFI	207	19,387,754.33	8.44	5.030	93,660.65	702	51.50
1 YR LIBOR	76	14,321,440.16	6.24	5.153	188,440.00	711	75.46
3 YR CMT	74	2,160,283.82	0.94	6.695	29,193.02	684	64.26
2 YR CMT	26	898,667.57	0.39	5.388	34,564.14	730	50.93
5 YR CMT	16	2,875,346.57	1.25	7.308	179,709.16	647	63.08
1 MO LIBOR	11	2,079,902.56	0.91	4.575	189,082.05	682	81.12
6 MO CMT	11	605,674.17	0.26	4.238	55,061.29	735	55.87
3 MO LIBOR	3	420,751.24	0.18	5.407	140,250.41	564	54.10
7 YR CMT	3	87,240.89	0.04	5.547	29,080.30	701	38.19
1 MO CD	1	10,553.80	0.00	8.900	10,553.80	708	37.23
20 YR CMT	1	78,777.49	0.03	10.000	78,777.49	638	49.55
3 MO CMT	1	67,408.56	0.03	6.750	67,408.56	582	85.11
FNMA	1	4,352.22	0.00	5.875	4,352.22	772	12.43
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
Frequency of			Percent of	Weighted	Average	Average	Average
Mortgage Rate Adjustment	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
(in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1	40	$9,574,687.23	4.17%	4.726%	$239,367.18	691	75.46%
3	2	229,255.39	0.10	5.045	114,627.70	627	60.35
6	415	71,500,433.40	31.14	7.247	172,290.20	663	65.37
12	1,489	143,748,487.47	62.60	7.236	96,540.29	643	65.07
24	30	980,978.00	0.43	5.899	32,699.27	707	51.39
36	91	2,684,924.73	1.17	6.745	29,504.67	687	62.02
60	24	896,311.41	0.39	6.422	37,346.31	656	55.66
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

Gross Margins of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Gross Margins (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Margin	66	$2,019,052.95	0.88%	6.060%	$30,591.71	708	43.11%
0.375 - 0.999	10	367,227.11	0.16	5.763	36,722.71	686	47.76
1.000 - 1.999	50	5,537,195.07	2.41	5.116	110,743.90	709	72.63
2.000 - 2.999	911	86,462,161.42	37.66	5.175	94,909.07	696	64.12
3.000 - 3.999	318	40,078,706.82	17.45	6.143	126,033.67	690	66.05
4.000 - 4.999	107	13,934,291.95	6.07	7.544	130,227.03	650	68.62
5.000 - 5.999	428	50,191,107.93	21.86	10.139	117,268.94	571	64.44
6.000 - 6.999	99	14,954,561.55	6.51	8.062	151,056.18	638	71.87
7.000 - 7.999	63	8,387,504.03	3.65	9.907	133,134.98	583	63.76
8.000 - 8.999	17	4,486,079.59	1.95	10.329	263,887.03	649	70.63
9.000 - 9.890	22	3,197,189.21	1.39	10.607	145,326.78	554	67.61
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.963% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Maximum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Maximum Rate	413	$36,354,300.85	15.83%	10.579%	$88,024.94	568	60.35%
5.000 - 5.999	1	184,000.00	0.08	4.750	184,000.00	744	80.00
8.000 - 8.999	1	172,426.49	0.08	3.000	172,426.49	717	78.89
9.000 - 9.999	42	10,123,285.15	4.41	4.273	241,030.60	713	73.36
10.000 - 10.999	96	15,574,538.03	6.78	4.982	162,234.77	685	73.46
11.000 - 11.999	95	20,909,029.08	9.11	5.668	220,095.04	699	71.25
12.000 - 12.999	345	41,141,172.37	17.92	5.725	119,249.77	679	69.34
13.000 - 13.999	351	39,792,894.87	17.33	6.179	113,370.07	683	65.06
14.000 - 14.999	271	26,744,304.13	11.65	7.057	98,687.47	653	63.20
15.000 - 15.999	215	15,684,323.82	6.83	7.243	72,950.34	642	59.83
16.000 - 16.999	114	10,210,434.05	4.45	8.881	89,565.21	659	59.18
17.000 - 17.999	50	3,972,114.88	1.73	10.461	79,442.30	605	60.04
18.000 - 18.999	80	7,938,634.70	3.46	10.662	99,232.93	551	59.74
19.000 - 19.999	3	207,136.73	0.09	12.958	69,045.58	570	62.52
20.000 - 24.000	14	606,482.48	0.26	9.205	43,320.18	566	52.05
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%
As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.337% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Minimum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Minimum Rate	773	$88,019,465.53	38.33%	5.843%	$113,867.36	673	69.11%
0.500 - 0.999	7	212,942.48	0.09	5.174	30,420.35	721	48.84
1.000 - 1.999	40	3,818,235.54	1.66	5.160	95,455.89	702	68.25
2.000 - 2.999	223	23,958,966.58	10.43	5.173	107,439.31	701	61.78
3.000 - 3.999	137	11,117,698.97	4.84	5.278	81,151.09	688	58.16
4.000 - 4.999	129	8,268,958.10	3.60	5.822	64,100.45	675	62.37
5.000 - 5.999	118	11,363,441.24	4.95	5.847	96,300.35	677	65.07
6.000 - 6.999	115	11,510,772.97	5.01	6.704	100,093.68	673	74.61
7.000 - 7.999	60	8,982,946.53	3.91	7.528	149,715.78	642	72.10
8.000 - 8.999	67	16,259,728.30	7.08	8.486	242,682.51	649	59.64
9.000 - 9.999	36	6,773,630.29	2.95	10.342	188,156.40	655	59.94
10.000 - 10.999	34	4,073,726.00	1.77	10.559	119,815.47	617	57.83
11.000 - 11.999	131	11,765,003.81	5.12	11.641	89,809.19	546	61.44
12.000 - 12.999	218	23,312,620.86	10.15	11.440	106,938.63	543	61.96
13.000 - 13.875	3	176,940.43	0.08	13.733	58,980.14	560	54.39
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 7.099% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Months to Next Rate Adjustment	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 - 6	718	$73,236,493.98	31.90%	5.823%	$102,000.69	687	61.91%
7 - 12	913	78,432,257.53	34.16	8.631	85,906.09	611	62.12
13 - 18	85	11,079,688.14	4.83	7.177	130,349.27	649	73.11
19 - 24	140	24,105,030.32	10.50	8.103	172,178.79	637	67.06
25 - 30	58	8,832,313.42	3.85	6.011	152,281.27	682	74.77
31 - 36	64	9,589,997.14	4.18	6.262	149,843.71	663	76.42
37 - 42	4	765,398.44	0.33	5.222	191,349.61	756	55.68
43 - 48	5	1,239,401.00	0.54	4.945	247,880.20	739	76.45
49 - 54	52	9,121,764.83	3.97	5.221	175,418.55	694	76.16
55 - 60	41	10,202,017.13	4.44	6.612	248,829.69	678	74.13
73 - 78	6	950,404.34	0.41	4.697	158,400.72	722	75.47
79 - 84	4	1,575,391.90	0.69	6.080	393,847.98	658	68.64
109 - 113	1	484,919.46	0.21	7.500	484,919.46	736	74.60
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 16 months.

Periodic Caps of the Adjustable Rate Mortgage Loans

Periodic CAP
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Periodic Caps(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Periodic Cap	470	$47,879,693.73	20.85%	9.374%	$101,871.69	588	64.28%
0.750 - 0.999	2	66,056.51	0.03	4.215	33,028.26	699	53.79
1.000 - 1.249	425	56,295,413.15	24.52	7.239	132,459.80	669	63.00
1.250 - 1.499	6	175,133.60	0.08	6.742	29,188.93	698	61.95
1.500 - 1.749	79	13,435,757.28	5.85	7.080	170,072.88	659	68.90
1.750 - 1.999	1	43,236.49	0.02	4.000	43,236.49	719	49.70
2.000 - 2.249	1,086	110,756,778.74	48.24	6.096	101,985.98	672	66.84
2.500 - 2.749	4	167,998.68	0.07	5.939	41,999.67	750	48.51
3.000 - 3.249	12	413,539.58	0.18	6.937	34,461.63	592	57.60
5.000 - 5.249	4	325,734.03	0.14	5.729	81,433.51	705	80.32
6.000 - 6.249	1	37,116.93	0.02	4.875	37,116.93	727	53.19
7.750 - 10.000	1	18,618.91	0.01	6.240	18,618.91	754	47.14
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.662% per annum.

Initial Periodic CAP

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Initial Periodic Caps (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Initial Periodic Cap	470	$47,879,693.73	20.85%	9.374%	$101,871.69	588	64.28%
0.750 - 0.999	2	66,056.51	0.03	4.215	33,028.26	699	53.79
1.000 - 1.249	425	56,295,413.15	24.52	7.239	132,459.80	669	63.00
1.250 - 1.499	6	175,133.60	0.08	6.742	29,188.93	698	61.95
1.500 - 1.749	79	13,435,757.28	5.85	7.080	170,072.88	659	68.90
1.750 - 1.999	1	43,236.49	0.02	4.000	43,236.49	719	49.70
2.000 - 2.249	1,086	110,756,778.74	48.24	6.096	101,985.98	672	66.84
2.500 - 2.749	4	167,998.68	0.07	5.939	41,999.67	750	48.51
3.000 - 3.249	12	413,539.58	0.18	6.937	34,461.63	592	57.60
5.000 - 5.249	4	325,734.03	0.14	5.729	81,433.51	705	80.32
6.000 - 6.249	1	37,116.93	0.02	4.875	37,116.93	727	53.19
7.750 - 10.000	1	18,618.91	0.01	6.240	18,618.91	754	47.14
Total:	2,091	$229,615,077.63	100.00%	7.118%	$109,811.13	653	65.46%

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Adjustable Rate Mortgage Loans with Initial Periodic Caps is approximately 1.662% per annum.